As filed with the Securities and Exchange                     File No. 333-05173
Commission on  April 25, 2000                                  File No. 811-7651

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

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             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 12

                                       and

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                                Amendment No. 13

                         AETNA VARIABLE PORTFOLIOS, INC.
                         -------------------------------

             151 Farmington Avenue TS31, Hartford, Connecticut 06156
             -------------------------------------------------------
                                 (860) 275-2032

                            Amy R. Doberman, Counsel
          10 State House Square SH11, Hartford, Connecticut 06103-3602
          ------------------------------------------------------------
                     (Name and Address of Agent for Service)

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It is proposed that this filing will become effective:

           |X| on May 1, 2000 pursuant to paragraph (b) of Rule 485.

                        AETNA VARIABLE PORTFOLIOS, INC.

                                  Prospectus


                                  May 1, 2000



                              Aetna Growth VP (Growth)
                       Aetna International VP (International)
                       Aetna Small Company VP (Small Company)
                   Aetna Value Opportunity VP (Value Opportunity)
                          Aetna Technology VP (Technology)
                 Aetna Real Estate Securities VP (Real Estate)
                          Aetna High Yield VP (High Yield)
                     Aetna Index Plus Bond VP (Index Plus Bond)
                Aetna Index Plus Large Cap VP (Index Plus Large Cap)
                  Aetna Index Plus Mid Cap VP (Index Plus Mid Cap)
                Aetna Index Plus Small Cap VP (Index Plus Small Cap)



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is truthful or complete. Anyone who represents to the contrary has committed a criminal offense.

                            TABLE OF CONTENTS



                                                                               Page
                                                                               ----
 THE PORTFOLIOS' INVESTMENTS .................................................   1
 Investment Objectives, Principal Investment Strategies and Risks, Investment
 Performance ................................................................    1

PORTFOLIO EXPENSES ..........................................................   24

OTHER CONSIDERATIONS ........................................................   25

MANAGEMENT OF THE PORTFOLIOS ................................................   26

INVESTMENTS IN AND REDEMPTIONS FROM THE PORTFOLIOS ..........................   27

TAX INFORMATION .............................................................   28

PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS ...................................   28

FINANCIAL HIGHLIGHTS ........................................................   30

ADDITIONAL INFORMATION ......................................................   37

THE PORTFOLIOS' INVESTMENTS



Investment Objectives, Principal Investment Strategies and Risks, Investment Performance

      o Aetna Variable Portfolios, Inc. (Fund) consists of multiple portfolios (Portfolios). Below is a description of each Portfolio's investment objective, the principal investment strategies employed on behalf of each Portfolio, and the principal risks associated with investing in each Portfolio.

      o Effective May 15, 2000, Real Estate, High Yield and Index Plus Bond will no longer be available for new investments. After that date, these portfolios will only accept purchases that are made pursuant to standing customer instructions (e.g., payroll deduction allocations, dollar cost averaging, etc.) in effect before the close of business on May 12, 2000. Proxy materials are anticipated to be mailed to shareholders on or about June 1, 2000, with a proposed liquidation date of September 1, 2000.

      o A performance bar chart is provided for each Portfolio that has been in existence for at least one full calendar year. If a Portfolio has been in existence for at least two full calendar years, the bar chart shows changes in the Portfolio's performance from year to year. The fluctuation in returns illustrates each Portfolio's performance volatility. The chart is accompanied by the Portfolio's best and worst quarterly returns throughout the years noted in the bar chart.

      o A table for each Portfolio that has been in existence for at least one full calendar year shows its average annual total return. The table gives some indication of the risks of an investment in the Portfolio by comparing the Portfolio's performance with a broad-based securities market index. Each index is a widely recognized, unmanaged index of securities. A Portfolio's past performance is not necessarily an indication of how it will perform in the future.

      o Because Technology is new, it does not have performance information an investor may find useful in evaluating the risks of investing in the Fund.

      o The performance numbers appearing in the bar charts and tables for each Portfolio do not reflect the deduction of any insurance fees or charges. If such charges were deducted, performance would be lower.

      o Additional information on the Portfolios' investment strategies and risks is included, on page 25.

      o Aeltus Investment Management, Inc. (Aeltus) serves as investment adviser of the Portfolios.

      o Elijah Asset Management, LLC (EAM) serves as subadviser of Technology.


Shares of the Portfolios will rise and fall in value and you could lose money by investing in them. There is no guaranty the Portfolios will achieve their respective investment objectives. Investments in the Portfolios are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Shares of the Portfolios are offered to insurance company separate accounts that fund both annuity and life insurance contracts and to certain tax-qualified retirement plans. Due to differences in tax treatment or other considerations, the interests of various contract owners participating in the Portfolios and the interests of qualified plans investing in the Portfolios might at some time be in conflict. The Fund's Board of Directors (Board) will monitor the Fund for any material conflicts and determine what action, if any, should be taken to resolve these conflicts.


                                               Aetna Variable Portfolios, Inc. 1

Aetna Growth VP (Growth)


Investment Objective. Seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential.

Principal Investment Strategies. Under normal market conditions, Growth invests at least 65% of its total assets in common stocks and securities convertible into common stock.

In managing Growth, Aeltus:

      o Emphasizes stocks of larger companies, although Growth may invest in companies of any size.

      o Uses internally developed quantitative computer models to evaluate the financial characteristics (for example, earnings growth consistency, earnings momentum and price/ earnings ratio) of approximately 1,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies it believes have strong growth characteristics or demonstrate a positive trend in earnings estimates, but whose full value is not reflected in the stock price.

      o Focuses on companies that it believes have strong, sustainable and improving earnings growth, and established market positions in a particular industry.

Principal Risks. The principal risks of investing in Growth are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Growth-oriented stocks typically sell at relatively high valuations as compared to other types of stocks. If a growth stock does not exhibit the consistent level of growth expected, its price may drop sharply. Historically, growth-oriented stocks have been more volatile than value-oriented stocks.


2 Aetna Variable Portfolios, Inc.

Investment Performance


AETNA GROWTH VP


Year-by-Year Total Return


[BAR CHART PLOT POINTS]

 Years Ended December 31,

1997               33.01%
1998               37.68%
1999               34.97%

[END BAR CHART]


[arrow up]   Best Quarter:
             fourth quarter 1998,
             up 24.37%

[arrow down] Worst Quarter:
             third quarter 1998,
             down 10.04%


                      As of December 31, 1999

 Average Annual Total Return        1 Year      Since Inception     Inception Date
Growth                              34.97%           35.20%           12/13/96
Russell 1000 Growth Index*          33.16%           27.78%           12/13/96

The performance table and bar chart provide an indication of the historical risk of an investment in Growth. All figures assume reinvestment of dividends and distributions.


* The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.


                                               Aetna Variable Portfolios, Inc. 3

Aetna International VP (International)


Investment Objective. Seeks long-term capital growth primarily through investment in a diversified portfolio of common stocks principally traded in countries outside of the U.S. International will not target any given level of current income.

Principal Investment Strategies. Under normal market conditions, International invests at least 65% of its total assets in securities principally traded in three or more countries outside of the United States. These securities may include common stocks as well as securities convertible into common stock.

In managing International, Aeltus:

      o Diversifies the Portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.

      o Allocates assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as stable exchange rates.

      o Invests primarily in established foreign securities markets although it may invest in emerging markets as well.

      o Uses internally developed quantitative computer models to evaluate the financial characteristics of over 2,000 companies. Aeltus analyzes cash flows, earnings and dividends of each company, in an attempt to select companies with long-term sustainable growth characteristics.

      o Employs currency hedging strategies in an effort to protect the Portfolio from adverse effects on the U.S. dollar.


Principal Risks. The principal risks of investing in International are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Other risks of foreign investing include:

      o Stocks of foreign companies tend to be less liquid and more volatile than their U.S. counterparts.

      o Accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates tend to be less stable.

      o Stocks of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce this risk may not perform as expected.

      o Investments in emerging markets are subject to the same risks applicable to foreign investments generally, although those risks may be increased due to conditions in such countries.


4 Aetna Variable Portfolios, Inc.

Investment Performance


AETNA INTERNATIONAL VP


Year-by-Year Total Return


[BAR CHART PLOT POINTS]

 Years Ended December 31,

1998               18.92%
1999               51.33%

[END BAR CHART]


[arrow up]   Best Quarter:
             fourth quarter 1999,
             up 31.30%

[arrow down] Worst Quarter:
             third quarter 1998,
             down 15.75%


                             As of December 31, 1999

 Average Annual Total Return       1 Year      Since inception     Inception date
International                       51.33%          35.44%            12/22/97
MSCI-EAFE Index*                    27.30%          23.77%            12/31/97

The performance table and bar chart provide an indication of the historical risk of an investment in International. All figures assume reinvestment of dividends and distributions.

* The Morgan Stanley Capital International-Europe, Australia and Far East Index is a market value-weighted average of the performance of more than 900 securities listed on the stock market exchanges of countries in Europe, Australia and the Far East.


                                               Aetna Variable Portfolios, Inc. 5

Aetna Small Company VP (Small Company)


Investment Objective. Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stocks of companies with smaller market capitalizations.

Principal Investment Strategies. Under normal market conditions, Small Company invests at least 65% of its total assets in common stocks and securities convertible into common stock of small-capitalization companies, defined as:

      o The 2,000 smallest of the 3,000 largest U.S. companies (as measured by market capitalization).

      o All companies not included above that are included in the Standard & Poor's SmallCap 600 Index or the Russell 2000 Index.

      o Companies with market capitalizations lower than any companies included in the first two categories.

For purposes of the 65% policy, the largest company in this group in which Small Company intends to invest currently has a market capitalization of approximately $1.5 billion.


In managing Small Company, Aeltus:

      o Invests in stocks that it believes have the potential for long-term growth, as well as those that appear to be trading below their perceived value.

      o Uses internally developed quantitative computer models to evaluate financial characteristics (for example, changes in earnings, earnings estimates and price momentum) of over 2,000 companies. Aeltus analyzes these characteristics in an attempt to identify companies whose perceived value is not reflected in the stock price.

      o Considers the potential of each company to create or take advantage of unique product opportunities, its potential to achieve long-term sustainable growth and the quality of its management.

Principal Risks. The principal risks of investing in Small Company are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.


Other risks include:

      o Stocks of smaller companies carry higher risks than stocks of larger companies. This is because smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.

      o In many instances, the frequency and volume of trading in small cap stocks are substantially less than of stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations and/or may be less liquid.

      o When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

      o Stocks of smaller companies can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

6 Aetna Variable Portfolios, Inc.

Investment Performance


AETNA SMALL COMPANY VP


Year-by-Year Total Return


[BAR CHART PLOT POINTS]

 Years Ended December 31,

1997               34.49%
1998                1.10%
1999               30.85%

[END BAR CHART]




[arrow up]   Best Quarter:
             fourth quarter 1999,
             up 24.55%


[arrow down] Worst Quarter:
             third quarter 1998,
             down 19.38%


                          As of December 31, 1999

 Average Annual Total Return        1 Year      Since inception     Inception date
Small Company                       30.85%          21.56%            12/27/96
Russell 2000 Index*                 21.26%          13.08%            12/31/96

The performance table and bar chart provide an indication of the historical risk of an investment in Small Company. All figures assume reinvestment of dividends and distributions.


* The Russell 2000 Index consists of the smallest 2,000 companies in the Russell 3000 Index and represents approximately 10% of the Russell 3000 total market capitalization.


                                               Aetna Variable Portfolios, Inc. 7

Aetna Value Opportunity VP (Value Opportunity)


Investment Objective. Seeks growth of capital primarily through investment in a diversified portfolio of common stocks and securities convertible into common stock.

Principal Investment Strategies. Under normal market conditions, Value Opportunity invests at least 65% of its total assets in common stocks and securities convertible into common stock. In managing Value Opportunity, Aeltus tends to invest in larger companies it believes are trading below their perceived value, although it may invest in companies of any size. Aeltus believes that Value Opportunity's investment objective can best be achieved by investing in companies whose stock price has been excessively discounted due to perceived problems or for other reasons. In searching for investments, Aeltus evaluates financial and other characteristics of companies, attempting to find those companies that appear to possess a catalyst for positive change, such as strong management, solid assets, or market position, rather than those companies whose stocks are simply inexpensive. Aeltus looks to sell a security when company business fundamentals deteriorate or when price objectives are reached.

Principal Risks. The principal risks of investing in Value Opportunity are those generally attributable to stock investing. They include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.

Stocks that appear to be undervalued may never appreciate to the extent expected. Further, because the prices of value-oriented stocks tend to correlate more closely with economic cycles than growth-oriented stocks, they generally are more sensitive to changing economic conditions, such as changes in interest rates, corporate earnings and industrial production.


8 Aetna Variable Portfolios, Inc.

Investment Performance

AETNA VALUE OPPORTUNITY VP


Year-by-Year Total Return


[BAR CHART PLOT POINTS]

 Years Ended December 31,

1997               39.36%
1998               22.39%
1999               19.58%

[END BAR CHART]



[arrow up]   Best Quarter:
             fourth quarter 1998,
             up 30.76%

[arrow down] Worst Quarter:
             third quarter 1998,
             down 16.64%


                          As of December 31, 1999

 Average Annual Total Return       1 Year      Since inception     Inception date
Value Opportunity                   19.58%          27.21%           12/13/96
S&P 500 Index*                      21.04%          27.78%           12/13/96

The performance table and bar chart provide an indication of the historical risk of an investment in Value Opportunity. All figures assume reinvestment of dividends and distributions.

* The S&P 500 is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.


                                               Aetna Variable Portfolios, Inc. 9

Aetna Technology VP (Technology)


Investment Objective. Seeks long-term capital appreciation.

Principal Investment Strategies. Technology primarily invests in common stocks and securities convertible into common stock of companies in the information technology industry sector.

Companies in the information technology industries include companies that EAM considers to be principally engaged in the development, production, or distribution of products or services related to the processing, storage, transmission, or presentation of information or data. The following examples illustrate the wide range of products and services provided by these industries:

      o Computer hardware and software of any kind, including, for example, semiconductors, minicomputers, and peripheral equipment.

      o Telecommunications products and services.

      o Multimedia products and services, including, for example, goods and services used in the broadcast and media industries.

      o Data processing products and services.

      o Financial services companies that collect or disseminate market, economic, and financial information.

      o Internet companies and other companies engaged in, or providing products or services for, e-commerce.

EAM considers a company to be principally engaged in the information technology industries if at the time of investment at least 50% of the company's assets, gross income, or net profits are committed to, or derived from, those industries. EAM will also consider a company to be principally engaged in the information technology industries if it has the potential for capital appreciation primarily as a result of particular products, technology, patents, or other market advantages in those industries.

In selecting stocks for Technology, EAM looks at a company's valuation relative to its potential long-term growth rate. EAM may look to see whether a company offers a new or improved product, service, or business operation; whether it has experienced a positive change in its financial or business condition; whether the market for its goods or services has expanded or experienced a positive change; and whether there is a potential catalyst for positive change in the company's business or stock price. Technology may sell a security if EAM determines that the company has become overvalued due to price appreciation or has experienced a change in its business fundamentals, if the company's growth rate slows substantially, or if EAM believes that another investment offers a better opportunity.

Principal Risks. The principal risks of investing in Technology are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Further, stocks of smaller companies also can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Because Technology's investments are concentrated in the information technology industries, Technology may be subject to more abrupt swings in value than would a fund which invests in a broader range of industries.


10 Aetna Variable Portfolios, Inc.

Investments in information technology companies may be highly volatile. Changes in their prices may reflect changes in investor evaluation of a particular product or group of products, of the prospects of a company to develop and market a particular technology successfully, or of information technology investments generally.

Technology may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.


                                              Aetna Variable Portfolios, Inc. 11

Aetna Real Estate Securities VP (Real Estate)


Investment Objective. Seeks maximum total return primarily through investment in a diversified portfolio of equity securities of real estate companies, the majority of which are real estate investment trusts (REITs).

Principal Investment Strategies. Under normal market conditions, Real Estate invests at least 65% of its total assets in stocks, convertible securities and preferred stocks of companies principally engaged in the real estate industry. These companies may invest in, among other things, shopping malls, healthcare facilities, office parks and apartment communities, or may provide real estate management and development services.

In selecting investments from a universe of equity securities of REITs and real estate operating companies, Aeltus uses internally developed quantitative models to forecast the returns of each security. Aeltus evaluates real estate companies based on their earnings history and long-term growth prospects, analyst estimates of future earnings, safety and growth in dividends, balance sheet strength and quality of management. Aeltus also considers whether the securities appear to be trading below their perceived value. Aeltus allocates assets among property types and economic and geographic regions. Aeltus attempts to construct Real Estate's portfolio so that the overall level of risk is not in excess of its benchmark index, the National Association of Real Estate Investment Trusts Equity (NAREIT) Index.

Principal Risks. Concentrating in stocks of real estate-related companies presents certain risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include:

      o Periodic declines in the value of real estate, generally, or in the rents and other income generated by real estate.

      o Periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners.

      o Adverse developments in the real estate industry, which may have a greater impact on Real Estate than on a portfolio that is more broadly diversified.

The performance of the Portfolio also may be adversely affected by sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. Although Real Estate is subject to the risks generally attributable to stock investing, because the Portfolio has concentrated its assets in one industry it may be subject to more abrupt swings in value than would a portfolio that does not concentrate its assets in one industry.


12 Aetna Variable Portfolios, Inc.

Investment Performance

AETNA REAL ESTATE SECURITIES VP


Year-by-Year Total Return

[BAR CHART PLOT POINTS]

 Years Ended December 31,

1998               -12.85%
1999                -4.22%

[END BAR CHART]


[arrow up]   Best Quarter:
             second quarter 1999,
             up 12.59%


[arrow down] Worst Quarter:
             third quarter 1998,
             down 7.47%


                          As of December 31, 1999

 Average Annual Total Return       1 Year       Since inception     Inception date
Real Estate                         - 4.22%         - 6.85%            12/15/97
NAREIT*                             - 4.62%         - 9.86%            11/30/97

The performance table and bar chart provide an indication of the historical risk of an investment in Real Estate. All figures assume reinvestment of dividends and distributions.

* The NAREIT Index is a market-weighted total return of all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the
  NASDAQ National Market System.


                                              Aetna Variable Portfolios, Inc. 13

Aetna High Yield VP (High Yield)


Investment Objective. Seeks high current income and growth of capital primarily through investment in a diversified portfolio of fixed-income securities rated lower than BBB- by Standard and Poor's (S&P) or lower than Baa3 by Moody's Investors Service, Inc. (Moody's).

Principal Investment Strategies. Under normal market conditions, High Yield invests at least 65% of its total assets in high-yield, high-risk bonds (high yield bonds). High yield bonds are bonds rated below investment grade in terms of quality, and may include bonds of companies in default or bankruptcy.

In managing High Yield, Aeltus:

      o Looks to meet the investment objective and reduce volatility by constructing a diversified portfolio consisting of securities with varying maturities and credit ratings. Aeltus, however, attempts to looks beyond credit ratings to select investments that it believes offer opportunities for high income, growth and credit improvement.

      o Uses a quantitative process for evaluating the financial criteria of issuers, such as cash flow and profitability.

      o Evaluates other, less quantitative factors, such as market share, strength of management and management's equity stake in the company.

The High Yield may also invest up to 35% of its total assets in foreign securities.

Principal Risks. When the economy weakens, cash flows weaken, making it more difficult for issuers to pay principal and interest. For all bonds, there is a risk that an issuer will default. This risk is even greater with high yield bonds. Moreover, high yield bonds, as a group, often decline in value when the market anticipates or experiences a large number of issuers defaulting or declaring bankruptcy.


Additional risks include:

      o The performance of High Yield may be affected by weak equity markets, when issuers of high yield bonds generally find it difficult to reduce debt by replacing debt with equity.

      o Generally, when interest rates rise, bond prices fall, which may cause the value of the Portfolio's securities to fall as well.

Foreign securities present additional risks. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. In addition, accounting standards and market regulations tend to be less standardized in certain foreign countries, and economic and political climates can be less stable.


14 Aetna Variable Portfolios, Inc.

Investment Performance

AETNA HIGH YIELD VP


Year-by-Year Total Return


[BAR CHART PLOT POINTS]

 Years Ended December 31,

1998               -0.27%
1999                7.05%

[END BAR CHART]


[arrow up]   Best Quarter:
             first quarter 1998,
             up 6.53%


[arrow down] Worst Quarter:
             third quarter 1998,
             down 8.19%


                          As of December 31, 1999

Average Annual Total Return                    1 Year      Since inception     Inception date
High Yield                                     7.05%           3.98%              12/10/97
Merrill Lynch High Yield Master Index*         1.57%           2.83%              12/10/97

The performance table and bar chart provide an indication of the historical risk of an investment in High Yield. All figures assume reinvestment of dividends and distributions.

* The Merrill Lynch High Yield Master Index is an unmanaged index of secured and subordinated debt securities rated by S&P or by Moody's as less than investment grade (i.e. BBB or Baa) but not in default.


                                              Aetna Variable Portfolios, Inc. 15

Aetna Index Plus Bond VP (Index Plus Bond)


Investment Objective. Seeks maximum total return, consistent with preservation of capital, primarily through investment in a diversified portfolio of fixed-income securities, which will be chosen to substantially replicate the characteristics of the Lehman Brothers Aggregate Bond Index (LBAB), an unmanaged index comprised of approximately 6,900 securities.

Principal Investment Strategies. Index Plus Bond invests at least 90% of its total assets in bonds, including U.S. Treasuries, corporate bonds and mortgage-related securities.

In managing Index Plus Bond, Aeltus:

      o Attempts to achieve a total return which, before deducting Portfolio expenses, exceeds that of the LBAB.

      o Allocates assets among various sectors, as well as among individual securities, that it believes will outperform those in the LBAB, while underweighting (or avoiding) those sectors and securities it believes will underperform.

      o In determining which bonds to purchase, evaluates various criteria, such as the financial strength of the issuer and the issuer's potential for strong, sustained earnings growth as well as the potential for interest rates to rise or fall.

Although the Portfolio will not hold all of the securities in the LBAB, Aeltus expects that there will be a close correlation between the performance of Index Plus Bond and that of the LBAB in both rising and falling markets.

Principal Risks. The principal risks of investing in Index Plus Bond are those generally attributable to bond investing. Generally, when interest rates rise, bond prices fall. Bonds with longer maturities tend to be more sensitive to changes in interest rates. For all bonds there is a risk that an issuer will default.

The prices of mortgage-related securities, in addition to being sensitive to changes in interest rates, also are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

The success of the Portfolio's strategy depends significantly on Aeltus' skill in choosing investments, and in determining which sectors or securities to overweight, underweight or avoid altogether.


16 Aetna Variable Portfolios, Inc.

Investment Performance

AETNA INDEX PLUS BOND VP


Year-by-Year Total Return

[BAR CHART PLOT POINTS]

 Years Ended December 31,

1998               8.17%
1999              -1.08%

[END BAR CHART]

[arrow up]   Best Quarter:
             third quarter 1998,
             up 3.39%

[arrow down] Worst Quarter:
             second quarter 1999,
             down 1.09%


                          As of December 31, 1999

 Average Annual Total Return        1 Year       Since inception     Inception date
Index Plus Bond                     - 1.08%           3.54%             12/18/97
LBAB Index*                         - 0.82%           3.89%             12/18/97

The performance table and bar chart provide an indication of the historical risk of an investment in Index Plus Bond. All figures assume reinvestment of dividends and distributions.

* The LBAB is an unmanaged index and is comprised of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.


                                              Aetna Variable Portfolios, Inc. 17

Aetna Index Plus Large Cap VP (Index Plus Large Cap)


Investment Objective. Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Index (S&P 500), while maintaining a market level of risk.

Principal Investment Strategies. Index Plus Large Cap invests at least 80% of its net assets in stocks included in the S&P 500 (other than Aetna Inc. common stock). The S&P 500 is a stock market index comprised of common stocks of 500 of the largest companies in the U.S. selected by S&P.

In managing Index Plus Large Cap, Aeltus attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P 500 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, Aeltus generally includes in Index Plus Large Cap approximately 400 of the stocks included in the S&P 500. Although the Portfolio will not hold all the stocks in the S&P 500, Aeltus expects that there will be a close correlation between the performance of Index Plus Large Cap and that of the S&P 500 in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g. price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 500.

Principal Risks. The principal risks of investing in Index Plus Large Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Portfolio's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.


18 Aetna Variable Portfolios, Inc.

Investment Performance

AETNA INDEX PLUS LARGE CAP VP


Year-by-Year Total Return


[BAR CHART PLOT POINTS]

 Years Ended December 31,

1997               33.89%
1998               31.60%
1999               24.30%

[END BAR CHART]



[arrow up]   Best Quarter:
             fourth quarter 1998,
             up 22.83%


[arrow down] Worst Quarter:
             third quarter 1998,
             down 9.71%


                          As of December 31, 1999

 Average Annual Total Return        1 Year      Since inception     Inception date
Index Plus Large Cap                24.30%           30.47%            9/16/96
S&P 500 Index*                      21.04%           28.13%            9/16/96

The performance table and bar chart provide an indication of the historical risk of an investment in Index Plus Large Cap. All figures assume reinvestment of dividends and distributions.

* The S&P 500 is a value-weighted, unmanaged index of 500 widely held stocks and is considered to be representative of the stock market in general.


                                              Aetna Variable Portfolios, Inc. 19

Aetna Index Plus Mid Cap VP (Index Plus Mid Cap)


Investment Objective. Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index (S&P 400), while maintaining a market level of risk.

Principal Investment Strategies. Index Plus Mid Cap invests at least 80% of its net assets in stocks included in the S&P 400. The S&P 400 is a stock market index comprised of common stocks of 400 mid-capitalization companies in the U.S. selected by S&P.

In managing Index Plus Mid Cap, Aeltus attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P 400 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all the stocks in the S&P 400, Aeltus expects that there will be a close correlation between the performance of Index Plus Mid Cap and that of the S&P 400 in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g. price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 400.

Principal Risks. The principal risks of investing in Index Plus Mid Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. In addition, stocks of medium sized companies tend to be more volatile and less liquid than stocks of larger companies.

The success of the Portfolio's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.


20 Aetna Variable Portfolios, Inc.

Investment Performance

AETNA INDEX PLUS MID CAP VP


Year-by-Year Total Return


[BAR CHART PLOT POINTS]

 Years Ended December 31,

1998               24.30%
1999               15.81%

[END BAR CHART]


[arrow up]   Best Quarter:
             fourth quarter 1998,
             up 29.17%

[arrow down] Worst Quarter:
             third quarter 1998,
             down 12.18%


                          As of December 31, 1999

 Average Annual Total Return        1 Year      Since inception     Inception date
Index Plus Mid Cap                  15.81%           21.56%            12/16/97
S&P MidCap 400 Index*               14.72%           18.14%            12/16/97

The performance table and bar chart provide an indication of the historical risk of an investment in Index Plus Mid Cap. All figures assume reinvestment of dividends and distributions.

* The S&P MidCap 400 is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $3.6 billion.


                                              Aetna Variable Portfolios, Inc. 21

Aetna Index Plus Small Cap VP (Index Plus Small Cap)


Investment Objective. Seeks to outperform the total return performance of the Standard and Poor's SmallCap 600 Index (S&P 600), while maintaining a market level of risk.

Principal Investment Strategies. Index Plus Small Cap invests at least 80% of its net assets in stocks included in the S&P 600. The S&P 600 is a stock market index comprised of common stocks of 600 small-capitalization companies in the U.S. selected by S&P.

In managing Index Plus Small Cap, Aeltus attempts to achieve the Portfolio's objective by overweighting those stocks in the S&P 600 that Aeltus believes will outperform the index, and underweighting (or avoiding altogether) those stocks that Aeltus believes will underperform the index. In determining stock weightings, Aeltus uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Portfolio will not hold all the stocks in the S&P 600, Aeltus expects that there will be a close correlation between the performance of Index Plus Small Cap and that of the S&P 600 in both rising and falling markets, as the Portfolio is designed to have risk characteristics (e.g. price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P 600.

Principal Risks. The principal risks of investing in Index Plus Small Cap are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance.


Other risks include:

      o Stocks of smaller companies carry higher risks than stocks of larger companies because smaller companies may lack the management experience, financial resources, product diversification, and competitive strengths of larger companies.

      o In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.

      o When selling a large quantity of a particular stock, the Portfolio may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.

      o Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to expected changes in interest rates, borrowing costs and earnings.

Finally, the success of the Portfolio's strategy depends significantly on Aeltus' skill in determining which securities to overweight, underweight or avoid altogether.


22 Aetna Variable Portfolios, Inc.

Investment Performance

AETNA INDEX PLUS SMALL CAP VP


Year-by-Year Total Return


[BAR CHART PLOT POINTS]

 Years Ended December 31,

1998               -1.35%
1999               10.79%

[END BAR CHART]



[arrow up]   Best Quarter:
             fourth quarter 1998,
             up 17.61%

[arrow down] Worst Quarter:
             third quarter 1998,
             down 19.74%


                          As of December 31, 1999

 Average Annual Total Return        1 Year      Since inception     Inception date
Index Plus Small Cap                10.79%           6.65%             12/19/97
S&P SmallCap 600 Index*             12.40%           7.34%             12/19/97

The performance table and bar chart provide an indication of the historical risk of an investment in Index Plus Small Cap. All figures assume reinvestment of dividends and distributions.

* The S&P SmallCap 600 is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $903 million.


                                              Aetna Variable Portfolios, Inc. 23

PORTFOLIO EXPENSES


The following table describes Portfolio expenses. Shareholder fees are paid directly by shareholders. Annual Portfolio Operating Expenses are deducted from Portfolio assets every year, and are thus paid indirectly by all shareholders. Shareholders who acquired Portfolio shares through an insurance company separate account should refer to the applicable contract prospectus, prospectus summary or disclosure statement for a description of insurance charges which may apply.

                                              Shareholder Fees
                                 (fees paid directly from your investment)

                                                  Maximum Sales Charge          Maximum Deferred Sales Charge
                                               (Load) on Purchases (as a           (Load) (as a percentage
                                             percentage of purchase price)      of gross redemption proceeds)
All Portfolios                                           None                               None


                               Annual Portfolio Operating Expenses1
                        (expenses that are deducted from Portfolio assets)

                                     Distribution                Total      Fee Waiver/
                        Management      (12b-1)       Other    Operating      Expense        Net
                            Fee           Fee       Expenses    Expenses   Reimbursement   Expenses
                       ------------ -------------- ---------- ----------- --------------- ---------
Growth                      0.60%       None           0.11%      0.71%         0.00%        0.71%
International               0.85%       None           0.77%      1.62%         0.47%        1.15%
Small Company               0.75%       None           0.13%      0.88%         0.00%        0.88%
Value Opportunity           0.60%       None           0.13%      0.73%         0.00%        0.73%
Technology2                 0.95%       None           0.25%      1.20%         0.05%        1.15%
Real Estate                 0.75%       None           0.74%      1.49%         0.54%        0.95%
High Yield                  0.65%       None           0.48%      1.13%         0.33%        0.80%
Index Plus Bond             0.30%       None           0.33%      0.63%         0.18%        0.45%
Index Plus Large Cap        0.35%       None           0.10%      0.45%         0.00%        0.45%
Index Plus Mid Cap          0.40%       None           0.40%      0.80%         0.20%        0.60%
Index Plus Small Cap        0.40%       None           0.50%      0.90%         0.30%        0.60%

1 Aeltus is waiving all or a portion of its investment advisory fees and/or its administrative services fees for certain Portfolios and/or reimbursing a portion of those Portfolios' other expenses in order to ensure that the Portfolios' total operating expenses do not exceed the percentage of the Portfolios' average daily net assets reflected in the table under Net Expenses. Each Portfolio is subject to a contractual fee waiver/reimbursement obligation through December 31, 2000.
2 Technology commenced operations on May 1, 2000. Amounts reflected in "Other
  Expenses" and "Total Operating Expenses" are estimated amounts for the current fiscal year based on expenses for comparable funds. Actual expenses may vary from those shown.


24 Aetna Variable Portfolios, Inc.

Example


The following example is designed to help you compare the costs of investing in the Portfolios with the costs of investing in other mutual funds. Using the annual portfolio operating expense percentages above, you would pay the following expenses on a $10,000 investment, assuming a 5% annual return and redemption at the end of each of the periods shown:


                           1 Year     3 Years     5 Years     10 Years
Growth                      $ 73        $227        $395     $  883
International*               117         465         837      1,882
Small Company                 90         281         488      1,084
Value Opportunity             75         233         406        906
Technology*                  117         376         655      1,450
Real Estate*                  97         418         762      1,733
High Yield*                   82         326         590      1,345
Index Plus Bond*              46         184         333        769
Index Plus Large Cap          46         144         252        567
Index Plus Mid Cap*           61         235         425        971
Index Plus Small Cap*         61         257         469      1,080

* Aeltus is contractually obligated to waive fees and/or reimburse expenses through December 31, 2000. Therefore, all figures reflect a waiver/reimbursement for the first year of the period.

This example should not be considered an indication of prior or future expenses. Actual expenses for the current year may vary from those shown.


OTHER CONSIDERATIONS


In addition to the principal investments and strategies described above, the Portfolios may also invest in other securities, engage in other practices, and be subject to additional risks, as discussed below and in the Statement of Additional Information (SAI.)

Futures Contracts and Options. Each Portfolio may enter into futures contracts and use options. The Portfolios primarily use futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Portfolios also may use these instruments for speculation (investing for potential income or capital gain).

      o Futures contracts are agreements that obligate the buyer to buy and the seller to sell a specific quantity of securities at a specific price on a specific date.

      o Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the investment. In addition, while hedging strategy can guard against potential risks for a Portfolio as a whole, it adds to the Portfolio's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or options intended as a hedge may not perform as expected.

Defensive Investing. In response to unfavorable market conditions, each Portfolio (except Index Plus Bond, Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) may make temporary


                                              Aetna Variable Portfolios, Inc. 25
investments that are not consistent with its principal investment objective and policies. In that event, the Portfolio may not achieve its investment objective.

Portfolio Turnover. Portfolio turnover refers to the frequency of portfolio transactions and the percentage of portfolio assets being bought and sold during the year. For the fiscal year ended December 31, 1999, International and Small Company each had a portfolio turnover rate in excess of 150%. A high portfolio turnover rate increases a Portfolio's transaction costs and may increase your tax liability.


MANAGEMENT OF THE PORTFOLIOS

Aeltus Investment Management, Inc., 10 State House Square, Hartford, Connecticut 06103-3602, serves as investment adviser to the Portfolios. Aeltus is responsible for managing the assets of each Portfolio in accordance with its investment objective and policies, subject to oversight by the Board. Aeltus has acted as adviser or subadviser to mutual funds since 1994 and has managed institutional accounts since 1972.

Advisory Fees

o Listed below are the aggregate advisory fees paid by each Portfolio (except Technology) for its most recent fiscal year. These numbers reflect the advisory fees after fee waiver and expense reimbursement, if applicable. See the Annual Portfolio Operating Expenses table for the advisory fee (Management Fee) Aeltus was entitled to receive.

o In the case of Technology, Aeltus is entitled to receive an annual advisory fee, payable monthly, of 0.95% of the daily net assets.



                          Aggregate Advisory Fees as a Percentage of Average
Portfolio Name               Net Assets for Year Ended December 31, 1999
--------------            ---------------------------------------------------
Growth                                           0.60%
International                                    0.38%
Small Company                                    0.75%
Value Opportunity                                0.60%
Real Estate                                      0.21%
High Yield                                       0.32%
Index Plus Bond                                  0.12%
Index Plus Large Cap                             0.35%
Index Plus Mid Cap                               0.20%
Index Plus Small Cap                             0.10%

Subadvisory Fee

Elijah Asset Management, LLC, 100 Pine St., Suite 420, San Francisco, California 94111, a Delaware limited liability company, serves as subadviser to Technology. Subject to such policies as the Board or Aeltus may determine, EAM manages Technology's assets in accordance with Technology's investment objective, policies, and limitations. EAM makes investment decisions for Technology as to those assets and places orders to purchase and sell securities and other investments for Technology.

Aeltus pays EAM a subadvisory fee at an annual rate of 0.50% of Technology's average daily net assets.

Portfolio Management. The following discusses who are primarily responsible for the day-to-day management of the Portfolios.

Growth. Kenneth H. Bragdon, Portfolio Manager, Aeltus, has been managing Growth since July 1997. Previously, Mr. Bragdon co-managed the Portfolio. Mr. Bragdon has been with the Aetna organization since 1979 and has 28 years of experience in the investment business.


26 Aetna Variable Portfolios, Inc.

International. Vince Fioramonti, Portfolio Manager, Aeltus, has been managing International since its inception in December 1997. Mr. Fioramonti manages international stocks and non-U.S. dollar government bonds for several Aetna investment funds. Mr. Fioramonti joined Aetna in 1994 after serving as Vice President of The Travelers Investment Management Company. He began his investment career with Travelers in 1988.

Small Company. Thomas DiBella, Portfolio Manager, Aeltus, has been managing Small Company since its inception in December 1996. Mr. DiBella joined Aeltus in 1991 and is currently responsible for the management of several small-capitalization portfolios.

Value Opportunity. Value Opportunity is managed by a team of Aeltus equity investment specialists.

Technology. Ronald E. Elijah managing member of EAM, has been managing Technology since its inception. Prior to founding EAM in March 1999, Mr. Elijah was a portfolio manager with Robertson Stephens Investment Management.

Roderick R. Berry, a member of EAM, serves as a co-portfolio manager of Technology. Prior to joining EAM in March 1999, Mr. Berry was a member of the Robertson Stephens Investment Management research team. Prior to joining Robertson Stephens Investment Management, Mr. Berry worked for USL Capital for six years as both an investment officer and a financial manager.

Real Estate. Real Estate is managed by a team of Aeltus equity investment specialists.

High Yield. Gail Bruhn, Portfolio Manager, Aeltus, has been managing High Yield since its inception in December 1997. Ms. Bruhn joined Aeltus in 1995 after spending 12 years with CIGNA Investments. She currently manages high-yield securities for several institutional accounts.

Index Plus Bond. Index Plus Bond is managed by a team of Aeltus fixed-income specialists.

Index Plus Large Cap. Geoffrey A. Brod, Portfolio Manager, Aeltus, has been managing Index Plus Large Cap since its inception in September 1996. He has over 30 years of experience in quantitative applications and has over 12 years of experience in equity investments. Mr. Brod has been with the Aetna organization since 1966.

Index Plus Mid Cap, Index Plus Small Cap. Geoffrey A. Brod, Portfolio Manager, Aeltus, and Hugh T. M. Whelan, Portfolio Manager, Aeltus, serve as co-managers of Index Plus Mid Cap and Index Plus Small Cap. Mr. Brod has managed each Fund since its inception in February 1998. Mr. Whelan has been co-managing each Portfolio since April 2000. Mr. Whelan previously provided quantitative research in support of these Portfolios. Prior thereto, Mr. Whelan was a quantitative portfolio manager in Aeltus' fixed income group with emphasis on selecting corporate securities.


INVESTMENTS IN AND REDEMPTIONS FROM THE PORTFOLIOS

Investors purchasing shares in connection with an insurance company contract or policy should refer to the documents pertaining to the contract or policy for information on how to direct investments in or redemptions from (including making exchanges into or out of) the Portfolios, and any fees that may apply.

Orders for the purchase or redemption of Portfolio shares that are received before the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time) are effected at the net asset value (NAV) per share determined that day, as described below. The insurance company has been designated an agent of the Portfolios for receipt of purchase and redemption orders. Therefore, receipt of an order by the insurance company constitutes receipt by a Portfolio, provided that the Portfolio receives notice of the orders by 9:30 a.m. eastern time the next day on which the New York Stock Exchange is open for trading.


                                              Aetna Variable Portfolios, Inc. 27

Net Asset Value. The NAV of each Portfolio is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. eastern time).

In calculating the NAV, securities are valued primarily by independent pricing services using market quotations. High yield securities are priced at bid by external pricing sources or brokers making a market in the security. Short-term debt securities maturing in 60 days or less are valued using amortized cost, which when combined with accrued interest, approximates market value. Securities for which market quotations are not readily available are valued at their fair value, subject to procedures adopted by the Board. With respect to any Portfolio that invests in foreign securities, because those securities may be traded on markets that are open on days when the Portfolio does not price its shares, the Portfolio's value may change even though Portfolio shareholders may not be permitted to sell or redeem Portfolio shares.

Business Hours. The Portfolios are open on the same days as the New York Stock Exchange (generally, Monday through Friday). Representatives are available from 8:00 a.m. to 8:00 p.m. eastern time Monday through Friday.

Each Portfolio may refuse to accept any purchase order, especially if as a result of such order, in Aeltus' judgment, it would be too difficult to invest effectively in accordance with a Portfolio's investment objective.

The Portfolios reserve the right to suspend the offering of shares, or to reject any specific purchase order. The Portfolios may suspend redemptions or postpone payments when the New York Stock Exchange is closed or when trading is restricted for any reason or under emergency circumstances as determined by the Securities and Exchange Commission.

The Portfolios are not designed for professional market timing organizations or other entities using programmed or frequent exchanges. The Portfolios reserve the right to reject any specific purchase or exchange request, including a request made by a market timer.


TAX INFORMATION

Each Portfolio intends to qualify as a regulated investment company by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (Code), including requirements with respect to diversification of assets, distribution of income and sources of income. As a regulated investment company, a Portfolio generally will not be subject to tax on its ordinary income and net realized capital gains.

Each Portfolio also intends to comply with the diversification requirements of
Section 817(h) of the Code for those investors who acquire shares through variable annuity contracts and variable life insurance policies so that those contract owners and policy owners should not be subject to federal tax on distributions from a Portfolio to the insurance company separate accounts. Contract owners and policy owners should review the applicable contract prospectus, prospectus summary or disclosure statement for information regarding the personal tax consequences of purchasing a contract or policy.

Dividends and Distribution. Dividends and capital gains distributions, if any, are paid on an annual basis. To comply with federal tax regulations, the Portfolios may also pay an additional capital gains distribution, usually in June.

Both income dividends and capital gains distributions are paid by each Portfolio on a per share basis. As a result, at the time of payment, the share price of the Portfolio will be reduced by the amount of the payment.


PERFORMANCE OF SIMILARLY MANAGED ACCOUNTS

Public Fund Performance

International and Technology are recently organized and do not yet have long term performance records. However, these Portfolios have investment objectives, policies and strategies substantially similar to separate series of an investment company registered under the Investment Company Act of 1940 (1940


28 Aetna Variable Portfolios, Inc.

Act) whose shares are currently sold to the public (Public Fund) and, in the case of International, are managed by Aeltus and, in the case of Technology are subadvised by EAM. Therefore, the performance of the Public Funds are provided below. The performance of International and Technology will vary over time and their investments will not be identical to the past portfolio investments of the comparable Public Fund.

The Public Fund, in the case of Technology, has been managed since its inception by Mr. Elijah and Mr. Berry, the portfolio managers for Technology. Both Mr. Elijah and Mr. Berry are currently members of EAM, the subadviser of Technology.

The results shown below for the Public Funds reflect the reinvestment of dividends and distributions, and were calculated in the same manner used by the Portfolios to calculate their own performance. All Public Fund performance data:

      o Was calculated on a total return basis and includes all dividends and interest, accrued income and realized and unrealized gains and losses.

      o Reflects the deduction of the historical fees and expenses paid by the Public Fund, and not those paid by the Portfolios.

      o Includes cash and cash equivalents.

The figures also do not reflect the deduction of any insurance fees or charges that are imposed by an insurance company in connection with its sale of certain contracts and policies. Investors who acquired Portfolio shares through an insurance company separate account should refer to the applicable contract prospectus, prospectus summary or disclosure statement for a description of insurance charges which may apply. Had insurance company fees and expenses been reflected, performance would have been lower.

The following table shows average annual total returns for the period ended March 31, 2000 for the Portfolios, the comparable Public Fund and their respective benchmark indices. Investors should not consider the historical performance of the Public Funds to be an indication of the future performance of the Portfolios.


INTERNATIONAL

                                    1 Year        5 Years             Since Inception
International                       62.88%          N/A               37.66% (12/22/97)
Aetna Series Fund, Inc., Aetna
 International Fund, Class I        62.88%        25.58%              16.60% (1/3/92)
MSCI-EAFE Index25.40                25.40%        12.71%              10.89% (12/31/91)
TECHNOLOGY
                                   1 Year                             Since Inception
The Information Age Fund           128.46%                            44.77% (11/15/95)
Goldman Sachs Technology Index      97.07%                            55.58% (11/15/95)


                                              Aetna Variable Portfolios, Inc. 29

FINANCIAL HIGHLIGHTS


These financial highlights are intended to help you understand each Portfolio's performance since its commencement of operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in each Portfolio (assuming reinvestment of all dividends and distributions). The information in these tables has been audited by KPMG LLP, independent auditors, whose reports, along with the Portfolios' financial statements, are included in the Portfolios' Annual Reports, which are available upon request.


(for one share outstanding throughout each period)


                                                                     Growth
                                      ---------------------------------------------------------------------
                                                                                             Period From
                                                                                          December 13, 1996
                                        Year Ended       Year Ended       Year Ended      (Commencement of
                                       December 31,     December 31,     December 31,      Operations) to
                                           1999             1998             1997         December 31, 1996
                                      --------------   --------------   --------------   ------------------
Net asset value, beginning of
 period ...........................      $ 13.53          $  9.85          $ 10.15           $  10.00
                                         -------          -------          -------           --------
Income from investment
 operations:
 Net investment income ............         0.03             0.03             0.04+             0.01+
 Net realized and change in
  unrealized gain or loss on
  investments .....................         4.62             3.68             3.27               0.15
                                         -------          -------          -------           --------
   Total from investment
    operations ....................         4.65             3.71             3.31               0.16
                                         -------          -------          -------           --------
Less distributions:
 From net investment
  income ..........................        (0.02)           (0.03)          (0.03)              (0.01)
 From net realized gains on
  investments .....................        (0.84)              --           (3.58)               --
                                         --------         --------         --------          --------
   Total distributions ............        (0.86)           (0.03)          (3.61)              (0.01)
                                         --------         --------         --------          --------
Net asset value, end of period.....      $ 17.32          $ 13.53          $  9.85           $  10.15
                                         ========         ========         ========          ========
Total return* .....................        34.97%           37.68%           33.01%              1.57%
Net assets,
 end of period (000's) ............      $369,845         $142,363         $  5,964          $  5,175
Ratio of net expenses to
 average net assets ...............          0.71%           0.75%            0.75%              0.67%(1)
Ratio of net investment income
 to average net assets ............          0.20%           0.40%            0.29%              1.99%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ............         N/A               N/A              N/A               N/A
Portfolio turnover rate ...........        138.03%          152.99%          207.41%             1.97%

(1) Annualized.
* The total return percentage does not reflect any separate account charges under variable annuity contracts and variable life insurance policies.
+ Per share data calculated using weighted average number of shares outstanding throughout the period.

30 Aetna Variable Portfolios, Inc.

                  International                                            Small Company
------------------------------------------------- ---------------------------------------------------------------
                                  Period From                                                        Period From
                               December 22, 1997                                                  December 27, 1996
  Year Ended     Year Ended     (Commencement of      Year Ended     Year Ended     Year Ended    (Commencement of
 December 31,   December 31,     Operations) to      December 31,   December 31,   December 31,    Operations) to
     1999           1998       December 31, 1997         1999           1998           1997       December 31, 1996
-------------- -------------- -------------------   -------------- -------------- -------------- ------------------
  $  11.59        $ 10.27         $  10.00            $ 12.79        $ 12.77        $ 10.11         $ 10.00
  --------        -------         --------            -------        -------        -------         -------

    (0.01)           0.07               --               0.08           0.07           0.04 +          0.01+


      5.78           1.87             0.27               3.84           0.07           3.44            0.11
  ---------       -------         --------            -------        -------        -------         -------

      5.77           1.94             0.27               3.92           0.14           3.48            0.12
  ---------       -------         --------            -------        -------        -------         -------

    (0.15)          (0.01)              --              (0.06)         (0.08)         (0.03)          (0.01)

    (1.29)          (0.61)              --              (0.13)         (0.04)         (0.79)             --
  ---------       --------        --------            --------       --------      --------        --------
    (1.44)          (0.62)              --              (0.19)         (0.12)         (0.82)          (0.01)
  ---------       --------        --------            --------       --------       --------        --------
  $  15.92        $ 11.59         $  10.27            $ 16.52        $ 12.79        $ 12.77         $ 10.11
  =========       ========        =========           ========       ========       ========        ========
     51.33%         18.92%            2.74%             30.85%          1.10%         34.49%           1.23%

  $ 43,548        $16,242         $ 15,412            $149,416       $ 99,823       $ 18,102        $ 5,158

      1.15%          1.15%            1.15%(1)           0.88%          0.89%          0.90%           0.55%(1)

      0.13%          0.55%           (0.98%)(1)          0.64%          0.93%          0.78%           5.96%(1)


        162%          1.77%         N/A                  N/A            N/A            N/A             N/A
     168.88%        158.02%            0.71%             256.09%        185.29%        180.25%             --



                                              Aetna Variable Portfolios, Inc. 31

              (for one share outstanding throughout each period)



                                                                Value Opportunity
                                      ---------------------------------------------------------------------
                                                                                             Period From
                                                                                          December 13, 1996
                                        Year Ended       Year Ended       Year Ended      (Commencement of
                                       December 31,     December 31,     December 31,      Operations) to
                                           1999             1998             1997         December 31, 1996
                                      --------------   --------------   --------------   ------------------
Net asset value, beginning of
 period ...........................      $  14.41          $ 11.92          $ 10.20           $ 10.00
                                         --------          -------          -------           -------
Income from investment
 operations:
 Net investment income ............          0.10             0.09             0.11+             0.02+
 Net realized and change in
  unrealized gain or loss on
  investments .....................          2.71             2.56             3.90              0.20
                                         --------          -------          -------           -------
   Total from investment
    operations ....................          2.81             2.65             4.01              0.22
                                         --------          -------          -------           -------
Less distributions:
 From net investment
income ............................         (0.08)           (0.08)           (0.10)            (0.02)
 From net realized gains on
  investments .....................         (0.72)           (0.08)           (2.19)               --
                                         --------         --------         --------          --------
   Total distributions ............         (0.80)           (0.16)           (2.29)            (0.02)
                                         --------         --------         --------          --------
Net asset value, end of period.....      $  16.42          $ 14.41          $ 11.92           $ 10.20
                                         ========         ========         ========          ========
   Total return* ..................         19.58%           22.39%           39.36%             2.15%
Net assets, end of period (000's).       $ 85,030          $76,109          $ 9,147           $ 5,202
Ratio of net expenses to
 average net assets ...............          0.73%            0.74%            0.75%             0.67%(1)
Ratio of net investment income
 to average net assets ............          0.69%            0.93%            1.06%             2.73%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ............        N/A               N/A               N/A              N/A
Portfolio turnover rate ...........        124.80%          125.72%          187.84%               --

(1) Annualized.
* The total return percentage does not reflect any separate account charges under variable annuity contracts.
+ Per share data calculated using weighted average number of shares outstanding throughout the period.


32 Aetna Variable Portfolios, Inc.

                     Real Estate                                             High Yield
-----------------------------------------------------   ----------------------------------------------------
                                      Period From                                             Period From
                                   December 15, 1997                                       December 10, 1997
  Year Ended       Year Ended       (Commencement of      Year Ended       Year Ended      (Commencement of
 December 31,     December 31,       Operations) to      December 31,     December 31,      Operations) to
     1999             1998         December 31, 1997         1999             1998         December 31, 1997
--------------   --------------   -------------------   --------------   --------------   ------------------

  $    8.53         $  10.31           $ 10.00             $  9.04          $ 10.10           $  10.00
  --------          --------           -------             -------          -------           --------

       0.52             0.45              0.05+               0.86             1.07               0.05+


      (0.90)           (1.78)             0.31               (0.22)           (1.09)              0.10
  ---------         --------           -------             --------         -------           --------

      (0.38)           (1.33)             0.36                0.64            (0.02)              0.15
  ---------         --------           -------             --------         -------           --------

      (0.42)           (0.45)            (0.05)              (0.88)           (1.02)             (0.05)

         --               --                --                  --            (0.02)                --
  ---------         --------           -------            --------          -------           --------
      (0.42)           (0.45)            (0.05)              (0.88)           (1.04)             (0.05)
  ---------         --------           -------            --------          -------           --------
  $    7.73         $   8.53           $ 10.31             $  8.80          $  9.04           $  10.10
  =========         ========           =======            ========          =======           ========
      (4.22)%         (12.85%)            3.59%               7.05%           (0.27)%             1.48%

  $   4,994         $  5,500           $ 5,153             $ 9,216          $ 8,767           $ 10,098

       0.95%            0.95%             0.95%(1)            0.80%            0.80%              0.80%(1)

       5.05%            5.24%             9.99%(1)            9.68%            9.14%              7.81%(1)


       1.49%            1.32%            N/A                  1.13%            0.97%            N/A
      34.77%           55.79%               --              131.04%          178.39%             69.39%


                                              Aetna Variable Portfolios, Inc. 33

(for one share outstanding throughout each period)



                                                        Index Plus Bond
                                      ----------------------------------------------------
                                                                            Period From
                                                                         December 18, 1997
                                        Year Ended       Year Ended      (Commencement of
                                       December 31,     December 31,      Operations) to
                                           1999             1998         December 31, 1997
                                      --------------   --------------   ------------------
Net asset value, beginning of
 period ...........................      $ 10.19          $ 10.01           $ 10.00
                                         -------          -------           -------
Income from investment
 operations: ......................
 Net investment income ............         0.60             0.60              0.02+
 Net realized and change in
  unrealized gain or loss on
  investments .....................        (0.70)            0.21              0.01
                                         -------          -------           -------
   Total from investment
    operations ....................        (0.10)            0.81              0.03
                                         -------          -------           -------
Less distributions: ...............
 From net investment
income ............................        (0.60)           (0.59)            (0.02)
 From net realized gains on
  investments .....................        (0.01)           (0.04)               --
                                         -------          -------           -------
   Total distributions ............        (0.61)           (0.63)            (0.02)
                                         -------          -------           --------
Net asset value, end of period.....      $  9.48          $ 10.19           $ 10.01
                                         =======          =======           ========
   Total return* ..................        (1.08)%           8.17%             0.27%
Net assets,
 end of period (000's) ............      $11,434          $15,107           $15,009
Ratio of net expenses to
 average net assets ...............         0.45%            0.45%             0.45%(1)
Ratio of net investment income
 to average net assets ............         5.86%            5.67%             5.23%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ............         0.63%            0.53%              N/A
Portfolio turnover rate ...........        60.16%           19.52%               --

(1) Annualized.
* The total return percentage does not reflect any separate account charges under variable annuity contracts and variable life insurance policies.
+ Per share data calculated using weighted average number of shares outstanding throughout the period.


34 Aetna Variable Portfolios, Inc.

                       Index Plus Large Cap                                        Index Plus Mid Cap
------------------------------------------------------------------- ------------------------------------------------
                                                    Period From                                       Period From
                                                September 16, 1996                                 December 16, 1997
  Year Ended     Year Ended     Year ended       (Commencement of     Year Ended     Year Ended    (Commencement of
 December 31,   December 31,   December 31,       Operations) to     December 31,   December 31,    Operations) to
     1999           1998           1997          December 31, 1996       1999           1998       December 31, 1997
-------------- -------------- --------------   -------------------- -------------- -------------- ------------------

  $    17.59      $  14.02       $  10.91            $ 10.00           $ 12.20        $ 10.34         $ 10.00
  ----------      --------       --------            -------           -------        -------         -------

        0.12          0.12           0.10+              0.05+             0.06           0.07            0.01+


        4.09          4.30           3.60               0.92              1.76           2.42            0.34
  ----------      --------       --------            -------           -------        -------         -------

        4.21          4.42           3.70               0.97              1.82           2.49            0.35
  ----------      --------       --------            -------           -------        -------         -------

      ( 0.10)        (0.12)         (0.10)             (0.05)            (0.06)         (0.07)          (0.01)

      ( 0.83)        (0.73)         (0.49)             (0.01)            (1.56)         (0.56)             --
  ----------      --------       --------            -------           -------       --------         -------
      ( 0.93)        (0.85)         (0.59)             (0.06)            (1.62)         (0.63)          (0.01)
  ----------      --------       --------           --------           -------       --------         -------
  $   20.87       $ 1 7.59        $ 14.02            $ 10.91           $ 12.40        $ 12.20         $ 10.34
  ==========      ========       ========            =======           =======       ========         =======
       24.30%        31.60%         33.89%              9.64%            15.81%         24.30%           3.50%

  $1,162,472      $496,059       $132,517            $19,410           $19,244        $ 9,923         $  7,756

        0.45%         0.46%          0.50%              0.50%(1)          0.60%          0.60%           0.60%(1)

        0.78%         1.07%          1.38%              1.89%(1)          0.68%          0.68%           1.37%(1)


        0.45%        N/A            N/A                N/A                0.80%          0.82%          N/A
       88.04%        98.61%         76.83%              5.18%           143.02%        165.70%             --



                                              Aetna Variable Portfolios, Inc. 35

(for one share outstanding throughout each period)



                                                      Index Plus Small Cap
                                      ----------------------------------------------------
                                                                            Period From
                                                                         December 18, 1997
                                        Year Ended       Year Ended      (Commencement of
                                       December 31,     December 31,      Operations) to
                                           1999             1998         December 31, 1997
                                      --------------   --------------   ------------------
Net asset value, beginning of
 period ...........................      $   9.86          $ 10.42           $ 10.00
                                         --------          -------           -------
Income from investment
 operations: ......................
 Net investment income ............          0.02             0.04              0.01+
 Net realized and change in
  unrealized gain or loss on
  investments .....................          1.04            (0.19)             0.42
                                         --------          -------           -------
   Total from investment
    operations ....................          1.06            (0.15)             0.43
                                         --------          -------           -------
Less distributions: ...............
 From net investment
income ............................         (0.02)           (0.04)            (0.01)
 From net realized gains on
  investments .....................            --            (0.37)               --
                                         --------          -------           -------
   Total distributions ............         (0.02)           (0.41)            (0.01)
                                         --------          -------           --------
Net asset value, end of period.....      $  10.90          $  9.86           $ 10.42
                                         ========          =======           =======
 Total return* ....................         10.79%           (1.35)%            4.33%
Net assets, end of period (000's).       $ 12,484          $ 7,599           $ 7,817
Ratio of net expenses to
 average net assets ...............          0.60%            0.60%             0.60%(1)
Ratio of net investment income
 to average net assets ............          0.28%            0.38%             1.90%(1)
Ratio of expenses before
 reimbursement and waiver
 to average net assets ............          0.90%            0.87%             N/A
Portfolio turnover rate ...........        106.89%          141.99%               --


36 Aetna Variable Portfolios, Inc.

ADDITIONAL INFORMATION

The SAI, which is incorporated by reference into this Prospectus, contains additional information about each Portfolio. The most recent annual and semi-annual reports also contain information about each Portfolio's investments, as well as a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during the past fiscal year.


You may request free of charge the current SAI or the most recent annual and semi-annual reports, or other information about the Portfolios, by calling 1-800-262-3862 or writing to:

                        Aetna Variable Portfolios, Inc.
                             151 Farmington Avenue
                       Hartford, Connecticut 06156-8962

The SEC also makes available to the public reports and information about the Portfolios. Certain reports and information, including the SAI, are available on the EDGAR Database on the SEC's website (http://www.sec.gov) or at the SEC's public reference room in Washington, D.C. You may call 1-202-942-8090 to get information about the operations of the public reference room. You may obtain copies of reports and other information about the Portfolios, after paying a duplicating fee, by sending an e-mail request to: publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102.


Investment Company Act File No. 811-7651

                                              Aetna Variable Portfolios, Inc. 37

                         AETNA VARIABLE PORTFOLIOS, INC.

                        AETNA GENERATION PORTFOLIOS, INC.

                        Aetna Variable Encore Fund d/b/a
                              AETNA MONEY MARKET VP

                             AETNA BALANCED VP, INC.

                            Aetna Income Shares d/b/a
                                  AETNA BOND VP

                            Aetna Variable Fund d/b/a
                           AETNA GROWTH AND INCOME VP

              Statement of Additional Information dated May 1, 2000

This Statement of Additional Information (Statement) is not a Prospectus and should be read in conjunction with the current Prospectuses for Aetna Variable Portfolios, Inc. (AVPI), Aetna Generation Portfolios, Inc. (AGPI), Aetna Money Market VP (Money Market), Aetna Balanced VP, Inc. (Balanced), Aetna Bond VP (Bond VP), and Aetna Growth and Income VP (Growth and Income) (each a "Fund" and collectively the "Funds"). Capitalized terms not defined herein are used as defined in the Prospectuses. AVPI and AGPI each are authorized to issue multiple series of shares, each representing a diversified portfolio of investments with different investment objectives, policies and restrictions (individually, a "Portfolio" and collectively, the "Portfolios"). AVPI currently has authorized multiple Portfolios:

o Aetna Growth VP (Growth)                           o Aetna High Yield VP (High Yield)
o Aetna International VP (International)             o Aetna Index Plus Bond VP (Index Plus Bond)
o Aetna Small Company VP (Small Company)             o Aetna Index Plus Large Cap VP (Index Plus
o Aetna Value Opportunity VP (Value Opportunity)        Large Cap)
o Aetna Technology VP (Technology)                   o Aetna Index Plus Mid Cap VP (Index Plus Mid Cap)
o AetnaReal Estate Securities VP (Real Estate)       o Aetna Index Plus Small Cap VP (Index Plus
                                                         Small Cap)

AGPI currently has authorized three Portfolios:

o Aetna Ascent VP (Ascent)
o Aetna Crossroads VP (Crossroads)
o Aetna Legacy VP (Legacy)

The Financial Statements for each Fund or Portfolio and the independent auditors' report thereon, included in each Fund's Annual Report, are incorporated herein by reference in this Statement. A free copy of each Fund's Annual Report and Prospectus is available upon request by writing to the respective Fund at: 151 Farmington Avenue, Hartford, Connecticut 06156, or by calling: (800) 262-3862.

                                TABLE OF CONTENTS

GENERAL INFORMATION...........................................................3
ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES...............................4
INVESTMENT TECHNIQUES, RISK FACTORS AND OTHER CONSIDERATIONS..................7
TRUSTEES AND OFFICERS........................................................25
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS...................................28
INVESTMENT ADVISORY AGREEMENTS...............................................28
THE SUBADVISORY AGREEMENT....................................................31
ADMINISTRATIVE SERVICES AGREEMENTS...........................................31
CUSTODIAN....................................................................32
TRANSFER AGENT...............................................................32
INDEPENDENT AUDITORS.........................................................33
PRINCIPAL UNDERWRITER........................................................33
PURCHASE AND REDEMPTION OF SHARES............................................33
BROKERAGE ALLOCATION AND TRADING POLICIES....................................33
NET ASSET VALUE..............................................................35
TAX STATUS...................................................................36
PERFORMANCE INFORMATION......................................................37
FINANCIAL STATEMENTS.........................................................40

                               GENERAL INFORMATION

Organization AVPI, AGPI and Balanced were incorporated in Maryland in 1996, 1994 and 1988, respectively.

Bond VP, Money Market and Growth and Income were originally established as Maryland corporations in 1973, 1974 and 1974, respectively. Each was converted to a Massachusetts business trust on May 1, 1984. Each currently operates under a Declaration of Trust (Declaration) dated January 25, 1984.

Capital Stock Shares of each Fund or Portfolio have no preemptive or conversion rights. Each share of a Fund or Portfolio has the same rights to share in dividends declared by that Fund or Portfolio. Upon liquidation of any Fund or Portfolio, shareholders in that Fund or Portfolio are entitled to share pro rata in the net assets of the Fund or Portfolio available for distribution to shareholders. Shares of each Fund or Portfolio are fully paid and nonassessable.

Shareholder Liability Money Market, Bond VP and Growth and Income each are organized as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for the obligations of a Fund, which is not true in the case of a corporation. The Declaration of each Fund provides that shareholders shall not be subject to any personal liability for the acts or obligations of that Fund and that every written agreement, obligation, instrument or undertaking made by that Fund shall contain a provision to the effect that shareholders are not personally liable thereunder. With respect to tort claims, contract claims where the provision referred to is omitted from the undertaking, and claims for taxes and certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by a Fund. However, upon payment of any such liability the shareholder will be entitled to reimbursement from the general assets of the Fund. The Board of Trustees intends to conduct the operations of each Fund, with the advice of counsel, in such a way as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Fund.

Voting Rights Shareholders of each Fund or Portfolio are entitled to one vote for each full share held (and fractional votes for fractional shares held) and will vote in the election of Directors or Trustees, as the case may be (hereafter, Trustees) (to the extent hereinafter provided), and on other matters submitted to the vote of shareholders. Participants who select a Fund for investment through their variable annuity contract (VA Contract) or variable life insurance policy (VLI Policy) are not the shareholders of the Fund. The insurance companies who issue the separate accounts are the true shareholders, but generally pass through voting to Participants as described in the prospectus for the applicable VA Contract or VLI Policy. Once the initial Board of Directors/Trustees (Board) is elected, no meeting of the shareholders for the purpose of electing Trustees will be held unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, or shareholders holding 10% or more of the outstanding shares request such a vote. The Trustees then in office will call a shareholder meeting for election of Trustees. Vacancies occurring between any such meeting shall be filled as allowed by law, provided that immediately after filling any such vacancy, at least two-thirds of the Trustees holding office have been elected by the shareholders. Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees. Trustees of Money Market, Bond VP and Growth and Income may be removed from office (1) at any time by two-thirds vote of the Trustees; (2) by a majority vote of Trustees where any Trustee becomes mentally or physically incapacitated;
(3) at a special meeting of shareholders by a two-thirds vote of the outstanding shares; or (4) by written declaration filed with Mellon Bank, N.A., the Fund's custodian, signed by two-thirds of the Fund's shareholders. Trustees of AVPI, AGPI and Balanced may be removed at any meeting of shareholders by the vote of a majority of all shares entitled to vote. Any Trustee may also voluntarily resign from office. Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in the election of Trustees can, if they choose to do so, elect all the Trustees of a Fund, in which event the holders of the remaining shares will be unable to elect any person as a Trustee.

1940 Act Classification Each Fund is an open-end management investment company, as that term is defined under the Investment Company Act of 1940 (1940 Act). Each Fund or Portfolio is a diversified company, as that term is defined under the 1940 Act. The 1940 Act generally requires that with respect to 75% of its total assets, a diversified company may not invest more than 5% of its total assets in the securities of any one issuer.

As a matter of operating policy, Money Market may invest no more than 5% of its total assets in the securities of any one issuer (as determined pursuant to Rule 2a-7 under the 1940 Act), except that Money Market may invest up to 25% of its total assets in the first tier securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days. Fundamental policy number (1), as set forth below, would give Money Market the ability to invest, with respect to 25% of its assets, more than 5% of its assets in any one issuer for more than three business days only in the event Rule 2a-7 is amended in the future.

                 ADDITIONAL INVESTMENT RESTRICTIONS AND POLICIES

The investment objectives and certain investment policies of each Fund or Portfolio are matters of fundamental policy for purposes of the 1940 Act and therefore cannot be changed without the approval of a majority of the outstanding voting securities of that Fund or Portfolio. This means the lesser of (a) 67% of the shares of a Fund or Portfolio present at a shareholders' meeting if the holders of more than 50% of the shares of that Fund or Portfolio then outstanding are present in person or by proxy; or (b) more than 50% of the outstanding voting securities of the Fund or Portfolio.

As a matter of fundamental policy, a Fund or Portfolio will not:

(1) hold more than 5% of the value of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. This restriction applies only to 75% of the value of a Fund's or Portfolio's total assets. Securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities are excluded from this restriction;

(2) except for Real Estate and Technology, concentrate its investments in any one industry, although a Fund or Portfolio may invest up to 25% of its total assets in securities issued by companies principally engaged in any one industry. For purposes of this restriction, each Fund or Portfolio, except for Balanced, Bond VP, and Growth and Income, will classify finance companies as separate industries according to the end user of their services, such as automobile finance, computer finance and consumer finance. In addition, for purposes of this restriction, Ascent, Crossroads and Legacy (Generation Portfolios) will classify real estate stocks as separate industries according to property type, such as apartment, retail, office and industrial. This limitation will not apply to any Fund's or Portfolio's investment in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

         Additionally for Generation Portfolios and Money Market, investments in the following shall not be subject to the 25% limitation: securities invested in, or repurchase agreements for, U.S. Government securities, certificates of deposit, bankers' acceptances, and securities of banks;

(3) make loans, except that, to the extent appropriate under its investment program, a Fund or Portfolio may (i) purchase bonds, debentures or other debt instruments, including short-term obligations; (ii) enter into repurchase transactions; and (iii) lend portfolio securities provided that the value of such loaned securities does not exceed one-third of the Fund's or Portfolio's total assets;

(4) issue any senior security (as defined in the 1940 Act), except that (i) a Fund or Portfolio may enter into commitments to purchase securities in accordance with that Fund's or Portfolio's investment program, including reverse repurchase agreements, delayed delivery and when-issued securities, which may be considered the issuance of senior securities; (ii) a Fund or Portfolio may engage in transactions that may result in the issuance of a senior security to the extent permitted under applicable regulations, interpretations of the 1940 Act or an exemptive order; (iii) a Fund (other than Money Market) or Portfolio may engage in short sales of securities to the extent permitted in its investment program and other restrictions; (iv) the purchase or sale of futures contracts and related options shall not be considered to involve the issuance of senior securities; and (v) subject to certain fundamental restrictions set forth below, a Fund or Portfolio may borrow money as authorized by the 1940 Act;

(5) except for Real Estate, purchase real estate, interests in real estate or real estate limited partnership interests except that: (i) to the extent appropriate under its investment program, a Fund or Portfolio (other than Money Market, Bond and High Yield) may invest in securities secured by real estate or interests therein or issued by companies, including real estate investment trusts, which deal in real estate or interests therein; and (ii) the Generation Portfolios may acquire real estate as a result of ownership of securities or other interests (this could occur for example if a Portfolio holds a security that is collateralized by an interest in real estate and the security defaults);

(6) invest in commodity contracts, except that a Fund or Portfolio may, to the extent appropriate under its investment program: (i) purchase securities of companies engaged in such activities; (ii) (other than Money Market) enter into transactions in financial and index futures contracts and related options; and (iii) enter into forward currency contracts;

(7) borrow money, except that (i) a Fund (other than Money Market) or Portfolio may enter into certain futures contracts and options related thereto; (ii) a Fund or Portfolio may enter into commitments to purchase securities in accordance with that Fund's or Portfolio's investment program, including delayed delivery and when-issued securities and reverse repurchase agreements; (iii) for temporary emergency purposes, a Fund or Portfolio may borrow money in amounts not exceeding 5% of the value of its total assets at the time the loan is made; and (iv) for purposes of leveraging, a Fund (other than Money Market) or Portfolio may borrow money from banks (including its custodian bank) only if, immediately after such borrowing, the value of that Fund's or Portfolio's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. If, at any time, the value of that Fund's or Portfolio's assets fails to meet the 300% asset coverage requirement relative only to leveraging, that Fund or Portfolio will, within three days (not including Sundays and holidays), reduce its borrowings to the extent necessary to meet the 300% test;

(8) act as an underwriter of securities except to the extent that, in connection with the disposition of portfolio securities by a Fund or Portfolio, that Fund or Portfolio may be deemed to be an underwriter under the provisions of the Securities Act of 1933 (1933 Act).

The Board has adopted the following other investment restrictions which may be changed by the Board and without shareholder vote. A Fund or Portfolio will not:

(1) except for Technology, make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund or Portfolio as described in this Statement and in the Prospectuses;

(2) except for International and the Generation Portfolios, invest more than 25% (35% for High Yield) of its total assets in securities or obligations of foreign issuers, including marketable securities of, or guaranteed by, foreign governments (or any instrumentality or subdivision thereof). Money Market may only purchase foreign securities or obligations that are U.S.-dollar denominated;

(3) invest in companies for the purpose of exercising control or management;

(4) purchase interests in oil, gas or other mineral exploration programs; however, this limitation will not prohibit the acquisition of securities of companies engaged in the production or transmission of oil, gas, or other minerals;

(5) invest more than 15% (10% for Money Market, Index Plus Bond, Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of its net assets in illiquid securities. Illiquid securities are securities that are not readily marketable or cannot be disposed of promptly within seven days and in the usual course of business without taking a materially reduced price. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A under, or securities offered pursuant to Section 4(2) of the 1933 Act, shall not be deemed illiquid solely by reason of being unregistered. Aeltus Investment Management, Inc. (Aeltus), the Funds' investment adviser, or Elijah Asset Management, LLC (EAM), subadviser to Technology, shall determine whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors;

(6) except for High Yield, invest more than 15% (10% for Index Plus Large Cap, Index Plus Mid Cap and Index Plus Small Cap) of the total value of its assets in high yield bonds (securities rated below

         BBB- by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Service, Inc. (Moody's), or, if unrated, considered by Aeltus to be of comparable quality).


Where a Fund's or Portfolio's investment objective or policy restricts it to holding or investing a specified percentage of its assets in any type of instrument, that percentage is measured at the time of purchase. There will be no violation of any investment policy or restriction if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in the market value of an investment, in net or total assets, in the securities rating of the investment or any other change. With respect to fundamental policy number (2), industry classifications are determined in accordance with the classifications established by the Standard & Poor's Corporation, except that the industry classifications for Growth are determined in accordance with the classifications established by the Frank Russell Company and the industry classifications for International have been selected by Aeltus. Aeltus believes that the industry classifications it has selected are reasonable and not so broad that the primary economic characteristics of the companies in a single class are materially different. Industry classifications may be changed at any time to reflect changes in the market place.


Money Market will invest at least 95% of its total assets in high-quality securities. High-quality securities are those receiving the highest short-term credit rating by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and meet certain other conditions of Rule 2a-7 under the 1940 Act. High-quality securities may also include unrated securities if Aeltus determines the security to be of comparable quality.

The remainder of Money Market's assets will be invested in securities rated within the two highest short term rating categories by any two nationally recognized statistical rating organizations (or one, if only one rating organization has rated the security) and unrated securities if Aeltus determines the security to be of comparable quality. With respect to this group of securities, Money Market generally may not, however, invest more than 1% of the market value of its total assets or $1 million, whichever is greater, in the securities or obligations of a single issuer.

          INVESTMENT TECHNIQUES, RISK FACTORS AND OTHER CONSIDERATIONS

Options, Futures and Other Derivative Instruments

Each Fund or Portfolio may use certain derivative instruments as a means of achieving its investment objective. Each Fund or Portfolio may use the derivative instruments described below and in the Prospectuses. For purposes other than hedging, a Fund or Portfolio will invest no more than 5% of its assets in derivatives, which at the time of purchase are considered by management to involve high risk to the Fund or Portfolio, such as inverse floaters and interest-only and principal-only debt instruments.


Derivatives that may be used by a Fund (other than Money Market) or Portfolio include forward contracts, swaps, structured notes, futures and options. Each Fund (except Money Market) or Portfolio may invest up to 30% of its assets in derivatives for hedging purposes or to gain additional exposure to certain markets for investment purposes while maintaining liquidity to meet shareholder redemptions and minimizing trading costs. Mortgage-related and asset-backed securities other than those described in the preceding paragraph, STRIPS (Separate Trading of Registered Interest and Principal of Securities) and forward exchange contracts are not subject to this 30% limitation.

The following provides additional information about those derivative instruments each Fund may use. Money Market may not use futures, options, forward exchange contracts, or swaps.


Futures Contracts Each Fund or Portfolio may enter into futures contracts and options thereon subject to the restrictions described below under "Additional Restrictions on the Use of Futures and Option Contracts." A Fund or Portfolio may enter into futures contracts or options thereon that are traded on national futures exchanges and are standardized as to maturity date and underlying financial instrument. The futures exchanges and trading in the U.S. are regulated under the Commodity Exchange Act by the Commodities Futures Trading Commission (CFTC).

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a financial instrument or a specific stock market index for a specified price on a designated date. Brokerage fees are incurred when a futures contract is bought or sold and at expiration, and margin deposits must be maintained.

Although interest rate futures contracts typically require actual future delivery of and payment for the underlying instruments, those contracts are usually closed out before the delivery date. Stock index futures contracts do not contemplate actual future delivery and will be settled in cash at expiration or closed out prior to expiration. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of underlying instrument and the same delivery date. There can be no assurance, however, that a Fund or Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Fund or Portfolio is not able to enter into an offsetting transaction, it will continue to be required to maintain the margin deposits on the contract.

The prices of futures contracts are volatile and are influenced, among other things, by actual and anticipated changes in interest rates and equity prices, which in turn are affected by fiscal and monetary policies and national and international political and economic events. Small price movements in futures contracts may result in immediate and potentially unlimited loss or gain to a Fund or Portfolio relative to the size of the margin commitment. A purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract.

When using futures contracts as a hedging technique, at best, the correlation between changes in prices of futures contracts and of the securities being hedged can be only approximate. The degree of imperfection of correlation depends upon circumstances such as: variations in speculative market demand for futures and for securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard futures contracts available for trading. Even a well-conceived hedge may be unsuccessful to some degree because of unexpected market behavior or stock market or interest rate trends as well as the expenses associated with creating the hedge.

Most U.S. futures exchanges limit the amount of fluctuation permitted in interest rate futures contract prices during a single trading day, and temporary regulations limiting price fluctuations for stock index futures contracts are also now in effect. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session.

Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some persons engaging in futures transactions to substantial losses.

"Margin" is the amount of funds that must be deposited by a Fund or Portfolio with a commodities broker in a custodian account in order to initiate futures trading and to maintain open positions in a Fund's or Portfolio's futures contracts. A margin deposit is intended to assure the Fund's or Portfolio's performance under the terms of the futures contract. The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy the margin requirement, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will promptly pay the excess to the Fund or Portfolio. These daily payments to and from a Fund or Portfolio are called variation margin. At times of extreme price volatility, intra-day variation margin payments may be required. In computing daily net asset values, each Fund or Portfolio will mark-to-market the current value of its open futures contracts. Each Fund or Portfolio expects to earn interest income on its initial margin deposits.

When a Fund or Portfolio buys or sells a futures contract, unless it already owns an offsetting position, it will designate cash and/or liquid securities having an aggregate value at least equal to the full "notional" value of the futures contract, thereby insuring that the leveraging effect of such futures contract is minimized, in accordance with regulatory requirements.

A Fund or Portfolio can buy and write (sell) options on futures contracts. A Fund or Portfolio may purchase and sell futures contracts and related options under the following conditions: (a) the then-current aggregate futures market prices of financial instruments required to be delivered and purchased under open futures contracts shall not exceed 30% of a Fund's or Portfolio's total assets (100% in the case of Ascent and 60% in the case of Crossroads) at market value at the time of entering into a contract and (b) no more than 5% of the assets, at market value at the time of entering into a contract, shall be committed to margin deposits in relation to futures contracts. See "Call and Put Options" below for additional restrictions.

Call and Put Options Each Fund or Portfolio may purchase and write (sell) call options and put options on securities, indices and futures as discussed in the Prospectuses, subject to the restrictions described in this section and under "Additional Restrictions on the Use of Futures and Option Contracts." A call option gives the holder (buyer) the right to buy and to obligate the writer (seller) to sell a security or financial instrument at a stated price (strike price) at any time until a designated future date when the option expires (expiration date). A put option gives the holder (buyer) the right to sell and to obligate the writer (seller) to purchase a security or financial instrument at a stated price at any time until the expiration date. A Fund or Portfolio may write or purchase put or call options listed on national securities exchanges in standard contracts or may write or purchase put or call options with or directly from investment dealers meeting the creditworthiness criteria of Aeltus.

Each Fund or Portfolio, except the Generation Portfolios, is prohibited from having written call options outstanding at any one time on more than 30% of its total assets. A Fund or Portfolio will not write a put if it will require more than 50% of the Fund's or Portfolio's net assets to be designated to cover all put obligations. No Fund or Portfolio may buy put options if more than 3% of its assets immediately following such purchase would consist of put options. Each Fund or Portfolio may purchase a put option on a security that it already owns and on stock indices; each Generation Portfolio may also purchase a put option on a security that it does not own. Each Fund or Portfolio may purchase call and sell put options on equity securities only to close out positions previously opened; the Generation Portfolios are not subject to this restriction. No Fund or Portfolio will write a call option on a security unless the call is "covered" (i.e., it already owns the underlying security). Securities it "already owns" include any stock which it has the right to acquire without any additional payment, at its discretion for as long as the call remains outstanding. This restriction does not apply to the writing of calls on securities indices or futures contracts. No Fund or Portfolio is permitted to write call options on when-issued securities. The Funds and Portfolios purchase call options on indices primarily as a temporary substitute for taking positions in certain securities or in the securities that comprise a relevant index. A Fund or Portfolio may also purchase call options on an index to protect against increases in the price of securities underlying that index that the Fund or Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner.


So long as the obligation of the writer of a call option continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was settled, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, by the exercise of the call option, or by entering into an offsetting transaction.

When writing a call option, in return for the premium, the writer gives up the opportunity to profit from the price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. If a call option expires unexercised, the writer will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, the writer would realize a gain or loss from the transaction depending on what it received from the call and what it paid for the underlying security.

An option on an index (or a particular security) is a contract that gives the purchaser of the option, in return for the premium paid, the right to receive from the writer of the option cash equal to the difference between the closing price of the index (or security) and the exercise price of the option, expressed in dollars, times a specified multiple (the multiplier).

A Fund or Portfolio may write calls on securities indices and futures contracts provided that it enters into an appropriate offsetting position or that it designates liquid assets in an amount sufficient to cover the underlying obligation in accordance with regulatory requirements. The risk involved in writing call options on futures contracts or market indices is that a Fund or Portfolio would not benefit from any increase in value above the exercise price. Usually, this risk can be eliminated by entering into an offsetting transaction. However, the cost to do an offsetting transaction and terminate the Fund's or Portfolio's obligation might be more or less than the premium received when it originally wrote the option. Further, a Fund or Portfolio might occasionally not be able to close the option because of insufficient activity in the options market.

In the case of a put option, as long as the obligation of the put writer continues, it may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring the writer to take delivery of the underlying security against payment of the exercise price. A writer has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the expiration date. This obligation terminates earlier if the writer effects a closing purchase transaction by purchasing a put of the same series as that previously sold.

If a put option is sold by a Fund or Portfolio, the Fund or Portfolio will designate liquid securities with a value equal to the exercise price, or else will hold an offsetting position in accordance with regulatory requirements. In writing puts, there is the risk that a writer may be required to buy the underlying security at a disadvantageous price. The premium the writer receives from writing a put option represents a profit, as long as the price of the underlying instrument remains above the exercise price. If the put is exercised, however, the writer is obligated during the option period to buy the underlying instrument from the buyer of the put at the exercise price, even though the value of the investment may have fallen below the exercise price. If the put lapses unexercised, the writer realizes a gain in the amount of the premium. If the put is exercised, the writer may incur a loss, equal to the difference between the exercise price and the current market value of the underlying instrument.

A Fund or Portfolio may purchase put options when Aeltus (or EAM, in the case of Technology) believes that a temporary defensive position is desirable in light of market conditions, but does not desire to sell a portfolio security. The purchase of put options may be used to protect a Fund's or Portfolio's holdings in an underlying security against a substantial decline in market value. Such protection is, of course, only provided during the life of the put option when a Fund or Portfolio, as the holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. By using put options in this manner, a Fund or Portfolio will reduce any profit it might otherwise have realized in its underlying security by the premium paid for the put option and by transaction costs.

The premium received from writing a call or put option, or paid for purchasing a call or put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, the length of the option period, and the general interest rate environment. The premium received by a Fund or Portfolio for writing call options will be recorded as a liability in the statement of assets and liabilities of that Fund or Portfolio. This liability will be adjusted daily to the option's current market value. The liability will be extinguished upon expiration of the option, by the exercise of the option, or by entering into an offsetting transaction. Similarly, the premium paid by a Fund or Portfolio when purchasing a put option will be recorded as an asset in the statement of assets and liabilities of that Fund or Portfolio. This asset will be adjusted daily to the option's current market value. The asset will be extinguished upon expiration of the option, by selling an identical option in a closing transaction, or by exercising the option.

Closing transactions will be effected in order to realize a profit on an outstanding call or put option, to prevent an underlying security from being called or put, or to permit the exchange or tender of the underlying security. Furthermore, effecting a closing transaction will permit a Fund or Portfolio to write another call option, or purchase another put option, on the underlying security with either a different exercise price or expiration date or both. If a Fund or Portfolio desires to sell a particular security from its portfolio on which it has written a call option, or purchased a put option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund or Portfolio will be able to effect a closing transaction at a favorable price. If a Fund or Portfolio cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. A Fund or Portfolio will pay brokerage commissions in connection with the sale or purchase of options to close out previously established option positions. These brokerage commissions are normally higher as a percentage of underlying asset values than those applicable to purchases and sales of portfolio securities.

Foreign Futures Contracts and Foreign Options Each Fund or Portfolio may engage in transactions in foreign futures contracts and foreign options. Participation in foreign futures contracts and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the CFTC, the National Futures Association (NFA) nor any domestic exchange regulates activities of any foreign boards of trade including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign laws. Generally, the foreign transaction will be governed by applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures contracts or foreign options transaction occurs. Investors that trade foreign futures contracts or foreign options contracts may not be afforded certain of the protective measures provided by domestic exchanges, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA. In particular, funds received from customers for foreign futures contracts or foreign options transactions may not be provided the same protections as funds received for transactions on U.S. futures exchange. The price of any foreign futures contracts or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Options on Foreign Currencies Each Fund or Portfolio may write and purchase calls on foreign currencies. A Fund or Portfolio may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or quoted by major recognized dealers in such options for the purpose of protecting against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If a rise is anticipated in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. In such circumstances, the Fund or Portfolio collateralizes the position by designating cash and/or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily. In the event of rate fluctuations adverse to a Fund's or Portfolio's position, it would lose the premium it paid and transactions costs. A call written on a foreign currency by a Fund or Portfolio is covered if the Fund or Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration specially designated) upon conversion or exchange of other foreign currency held in its portfolio.

Additional Restrictions on the Use of Futures and Option Contracts CFTC regulations require that to prevent a Fund or Portfolio from being a commodity pool, each Fund or Portfolio enter into all short futures for the purpose of hedging the value of securities held, and that all long futures positions either constitute bona fide hedging transactions, as defined in such regulations, or have a total value not in excess of an amount determined by reference to certain cash and securities positions maintained, and accrued profits on such positions. As evidence of its hedging intent, each Fund or Portfolio expects that at least 75% of futures contract purchases will be "completed"; that is, upon the sale of these long contracts, equivalent amounts of related securities will have been or are then being purchased by that Fund or Portfolio in the cash market. With respect to futures contracts or related options that are entered into for purposes that may be considered speculative, the aggregate initial margin for future contracts and premiums for options will not exceed 5% of a Fund's or Portfolio's net assets, after taking into account realized profits and unrealized losses on such futures contracts.

Forward Exchange Contracts Each Fund or Portfolio may enter into forward contracts for foreign currency (forward exchange contracts), which obligate the seller to deliver and the purchaser to take a specific amount of a specified foreign currency at a future date at a price set at the time of the contract. These contracts are generally traded in the interbank market conducted directly between currency traders and their customers. A Fund or Portfolio may enter into a forward exchange contract in order to "lock in" the U.S. dollar price of a security denominated in a foreign currency which it has purchased or sold but which has not yet settled (a transaction hedge); or to lock in the value of an existing portfolio security (a position hedge); or to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and a foreign currency. Forward exchange contracts include standardized foreign currency futures contracts which are traded on exchanges and are subject to procedures and regulations applicable to futures. Each Fund or Portfolio may also enter into a forward exchange contract to sell a foreign currency that differs from the currency in which the underlying security is denominated. This is done in the expectation that there is a greater correlation between the foreign currency of the forward exchange contract and the foreign currency of the underlying investment than between the U.S. dollar and the foreign currency of the underlying investment This technique is referred to as "cross hedging." The success of cross hedging is dependent on many factors, including the ability of Aeltus (or EAM, in the case of Technology) to correctly identify and monitor the correlation between foreign currencies and the U.S. dollar. To the extent that the correlation is not identical, a Fund or Portfolio may experience losses or gains on both the underlying security and the cross currency hedge.

Each Fund or Portfolio may use forward exchange contracts to protect against uncertainty in the level of future exchange rates. The use of forward exchange contracts does not eliminate fluctuations in the prices of the underlying securities the Fund or Portfolio owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward exchange contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the forward contract is entered into and the date it is sold. Accordingly, it may be necessary for a Fund or Portfolio to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund or Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund or Portfolio is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund or Portfolio to sustain losses on these contracts and transactions costs.

At or before the maturity of a forward exchange contract requiring a Fund or Portfolio to sell a currency, the Fund or Portfolio may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund or Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, a Fund or Portfolio may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund or Portfolio would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate(s) between the currencies involved moved between the execution dates of the first contract and the offsetting contract.

The cost to a Fund or Portfolio of engaging in forward exchange contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, Aeltus must evaluate the credit and performance risk of each particular counterparty under a forward contract.

Although the Funds or Portfolios value their assets daily in terms of U.S. dollars, they do not intend to convert their holdings of foreign currencies into U.S. dollars on a daily basis. The Funds or Portfolios may convert foreign currency from time to time. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Funds or Portfolios at one rate, while offering a lesser rate of exchange should the Funds or Portfolios desire to resell that currency to the dealer.

Swap Transactions Each Fund or Portfolio may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. Swap transactions are described in the Prospectuses. A Fund or Portfolio will enter into swap transactions with appropriate counterparties pursuant to master netting agreements. A master netting agreement provides that all swaps done between a Fund or Portfolio and that counterparty under that master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap).

The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation."

Mortgage-Related Debt Securities

Money Market, Balanced, Bond VP, Growth and Income, Real Estate, High Yield, Index Plus Bond, and the Generation Portfolios may invest in mortgage-related debt securities, collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). Federal mortgage-related securities include obligations issued or guaranteed by the Government National Mortgage Association (GNMA), the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC). GNMA is a wholly owned corporate instrumentality of the U.S., the securities and guarantees of which are backed by the full faith and credit of the U.S. FNMA, a federally chartered and privately owned corporation, and FHLMC, a federal corporation, are instrumentalities of the U.S. with Presidentially appointed board members. The full faith and credit of the federal government do not explicitly guarantee the obligations of FNMA and FHLMC.

Pass-through mortgage-related securities are characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders, like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, often twenty or thirty years, the borrowers can, and typically do, repay such loans sooner. Thus, the security holders frequently receive repayments of principal, in addition to the principal that is part of the regular monthly payment. A borrower is more likely to repay a mortgage bearing a relatively high rate of interest. This means that in times of declining interest rates, some higher yielding securities held by a Fund or Portfolio might be converted to cash, and the Fund or Portfolio could be expected to reinvest such cash at the then prevailing lower rates. The increased likelihood of prepayment when interest rates decline also limits market price appreciation of mortgage-related securities. If a Fund or Portfolio buys mortgage-related securities at a premium, mortgage foreclosures or mortgage prepayments may result in losses of up to the amount of the premium paid since only timely payment of principal and interest is guaranteed.

CMOs and REMICs are securities, which are collateralized by mortgage pass-through securities. Cash flows from underlying mortgages are allocated to various classes or tranches in a predetermined, specified order. Each sequential tranche has a "stated maturity"--the latest date by which the tranche can be completely repaid, assuming no repayments--and has an "average life"--the average time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized, rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

CMOs and REMICs are typically structured as "pass-through" securities. In these arrangements, the underlying mortgages are held by the issuer, which then issues debt collateralized by the underlying mortgage assets. The security holder thus owns an obligation of the issuer and payment of interest and principal on such obligations is made from payments generated by the underlying mortgage assets. The underlying mortgages may or may not be guaranteed as to payment of principal and interest by an agency or instrumentality of the U.S. Government such as GNMA or otherwise backed by FNMA or FHLMC.

Alternatively, such securities may be backed by mortgage insurance, letters of credit or other credit enhancing features. Both CMOs and REMICs are issued by private entities. They are not directly guaranteed by any government agency and are secured by the collateral held by the issuer. CMOs and REMICs are subject to the type of prepayment risk described above due to the possibility that prepayments on the underlying assets will alter the cash flow.

Asset-Backed Securities

Each Fund or Portfolio may invest in asset-backed securities. Asset-backed securities are collateralized by short-term loans such as automobile loans, home equity loans, equipment leases or credit card receivables. The payments from the collateral are generally passed through to the security holder. As noted above with respect to CMOs and REMICs, the average life for these securities is the conventional proxy for maturity. Asset-backed securities may pay all interest and principal to the holder, or they may pay a fixed rate of interest, with any excess over that required to pay interest going either into a reserve account or to a subordinate class of securities, which may be retained by the originator. The originator or other party may guarantee interest and principal payments. These guarantees often do not extend to the whole amount of principal, but rather to an amount equal to a multiple of the historical loss experience of similar portfolios.

Two varieties of asset-backed securities are CARs and CARDs. CARs are securities, representing either ownership interests in fixed pools of automobile receivables, or debt instruments supported by the cash flows from such a pool. CARDs are participations in fixed pools of credit accounts. These securities have varying terms and degrees of liquidity.

The collateral behind certain asset-backed securities (such as CARs and CARDs) tends to have prepayment rates that do not vary with interest rates; the short-term nature of the loans may also tend to reduce the impact of any change in prepayment level. Other asset-backed securities, such as home equity asset-backed securities, have prepayment rates that are sensitive to interest rates. Faster prepayments will shorten the average life and slower prepayments will lengthen it. Asset-backed securities may be pass-through, representing actual equity ownership of the underlying assets, or pay-through, representing debt instruments supported by cash flows from the underlying assets.

The coupon rate of interest on mortgage-related and asset-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool, by the amount of the fees paid to the mortgage pooler, issuer, and/or guarantor. Actual yield may vary from the coupon rate, however, if such securities are purchased at a premium or discount, traded in the secondary market at a premium or discount, or to the extent that the underlying assets are prepaid as noted above.


STRIPS (Separate Trading of Registered Interest and Principal of Securities)

Each Fund or Portfolio may invest in STRIPS. STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or agency bond and selling them as individual securities. The market prices of STRIPS generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

Additional Risk Factors in Using Derivatives

In addition to any risk factors which may be described elsewhere in this section, or in the Prospectuses, the following sets forth certain information regarding the potential risks associated with a Fund's or Portfolio's transactions in derivatives.

Risk of Imperfect Correlation A Fund's or Portfolio's ability to hedge effectively all or a portion of its portfolio through transactions in futures, options on futures or options on securities and indexes depends on the degree to which movements in the value of the securities or index underlying such hedging instrument correlate with movements in the value of the assets being hedged. If the values of the assets being hedged do not move in the same amount or direction as the underlying security or index, the hedging strategy for a Fund or Portfolio might not be successful and the Fund or Portfolio could sustain losses on its hedging transactions which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the security or index underlying a futures or option contract and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, the Fund's or Portfolio's overall return could be less than if the hedging transactions had not been undertaken.

Potential Lack of a Liquid Secondary Market Prior to exercise or expiration, a futures or option position may be terminated only by entering into a closing purchase or sale transaction, which requires a secondary market on the exchange on which the position was originally established. While a Fund or Portfolio will establish a futures or option position only if there appears to be a liquid secondary market therefor, there can be no assurance that such a market will exist for any particular futures or option contract at any specific time. In such event, it may not be possible to close out a position held by the Fund or Portfolio which could require the Fund or Portfolio to purchase or sell the instrument underlying the position, make or receive a cash settlement, or meet ongoing variation margin requirements. The inability to close out futures or option positions also could have an adverse impact on the Fund's or Portfolio's ability effectively to hedge its portfolio, or the relevant portion thereof.

The trading of futures and options contracts also is subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of the brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Risk of Predicting Interest Rate Movements Investments in futures contracts on fixed income securities and related indices involve the risk that if Aeltus' (or EAM's, in the case of Technology) judgment concerning the general direction of interest rates is incorrect, the overall performance of a Fund or Portfolio may be poorer than if it had not entered into any such contract. For example, if a Fund or Portfolio has been hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund or Portfolio will lose part or all of the benefit of the increased value of its bonds which have been hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund or Portfolio has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements, possibly at a time when it may be disadvantageous to do so. Such sale of bonds may be, but will not necessarily be, at increased prices which reflect the rising market.

Trading and Position Limits Each contract market on which futures and option contracts are traded has established a number of limitations governing the maximum number of positions which may be held by a trader, whether acting alone or in concert with others. The Funds do not believe that these trading and position limits will have an adverse impact on the hedging strategies regarding the Funds or Portfolios.

Counterparty Risk With some derivatives, whether used for hedging or speculation, there is also the risk that the counterparty may fail to honor its contract terms, causing a loss for the Fund.

Investment in Equity and Debt Securities

Each Fund or Portfolio may invest in equity and debt securities (except that Money Market may not invest in equity securities). Equity securities are subject to a decline in the stock market or in the value of the issuing company and preferred stocks have price risk and some interest rate and credit risk. The value of fixed income or debt securities may be affected by changes in general interest rates and in the creditworthiness of the issuer. Debt securities with longer maturities (for example, over ten years) are more affected by changes in interest rates and provide less price stability than securities with short-term maturities (for example, one to ten years). Also, for each debt security, there is a risk of principal and interest default which will be greater with higher-yielding, lower-grade securities.

International may hold up to 10% of its total assets in long-term debt securities with an S&P or Moody's rating of AA/Aa or above, or, if unrated, are considered by Aeltus to be of comparable quality. Technology may only invest in investment grade debt securities, which are debt securities with an S&P or Moody's rating of BBB/Baa or above or, if unrated, are considered by EAM to be of comparable quality. Balanced generally maintains at least 25% of its total assets in debt securities.

Repurchase Agreements

Each Fund or Portfolio may enter into repurchase agreements with domestic banks and broker-dealers meeting certain size and creditworthiness standards approved by the Board. Under a repurchase agreement, a Fund or Portfolio may acquire a debt instrument for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase and the Fund or Portfolio to resell the instrument at a fixed price and time, thereby determining the yield during the Fund's or Portfolio's holding period. This results in a fixed rate of return insulated from market fluctuations during such period. Such underlying debt instruments serving as collateral will meet the quality standards of a Fund or Portfolio. The market value of the underlying debt instruments will, at all times, be equal to the dollar amount invested. Repurchase agreements, although fully collateralized, involve the risk that the seller of the securities may fail to repurchase them from a Fund or Portfolio. In that event, the Fund or Portfolio may incur (a) disposition costs in connection with liquidating the collateral, or (b) a loss if the collateral declines in value. Also, if the default on the part of the seller is due to insolvency and the seller initiates bankruptcy proceedings, a Fund's or Portfolio's ability to liquidate the collateral may be delayed or limited. Repurchase agreements maturing in more than seven days will not exceed 10% of the total assets of a Fund or Portfolio.

Variable Rate Demand Instruments

Each Fund or Portfolio, may invest in variable rate demand instruments. Variable rate demand instruments held by a Fund or Portfolio may have maturities of more than one year, provided: (i) the Fund or Portfolio is entitled to the payment of principal at any time, or during specified intervals not exceeding one year, upon giving the prescribed notice (which may not exceed 30 days), and (ii) the rate of interest on such instruments is adjusted at periodic intervals not to exceed one year. In determining whether a variable rate demand instrument has a remaining maturity of one year or less, each instrument will be deemed to have a maturity equal to the longer of the period remaining until its next interest rate adjustment or the period remaining until the principal amount can be recovered through demand. A Fund or Portfolio will be able (at any time or during specified periods not exceeding one year, depending upon the note involved) to demand payment of the principal of a note. If an issuer of a variable rate demand note defaulted on its payment obligation, a Fund or Portfolio might be unable to dispose of the note and a loss would be incurred to the extent of the default. A Fund or Portfolio may invest in variable rate demand notes only when the investment is deemed to involve minimal credit risk. The continuing creditworthiness of issuers of variable rate demand notes held by a Fund or Portfolio will also be monitored to determine whether such notes should continue to be held. Variable and floating rate instruments with demand periods in excess of seven days and which cannot be disposed of promptly within seven business days and in the usual course of business without taking a reduced price will be treated as illiquid securities.


Bank Obligations

Each Fund or Portfolio may invest in obligations issued by domestic or foreign banks (including banker's acceptances, commercial paper, bank notes, time deposits and certificates of deposit).


Foreign Securities

Each Fund or Portfolio may invest in foreign securities subject to the limits described above and in the Prospectuses. Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in exchange rates, adverse foreign political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Because each Fund (other than Money Market) or Portfolio may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that could adversely affect investments in those countries.

There may be less publicly available information about a foreign issuer than about a U.S. company, and foreign issuers may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. issuers. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets. Securities of many foreign issuers are less liquid and their prices more volatile than securities of comparable U.S. issuers. Transactional costs in non-U.S. securities markets are generally higher than in U.S. securities markets. There is generally less government supervision and regulation of exchanges, brokers, and issuers than there is in the U.S. The Funds might have greater difficulty taking appropriate legal action with respect to foreign investments in non-U.S. courts than with respect to domestic issuers in U.S. courts. In addition, transactions in foreign securities may involve greater time from the trade date until settlement than domestic securities transactions and involve the risk of possible losses through the holding of securities by custodians and securities depositories in foreign countries.

All these risks usually are higher in emerging markets, such as most countries in Africa, Asia, Latin America and the Middle East, than in more established markets, such as Western Europe.

Depositary receipts are typically dollar denominated, although their market price is subject to fluctuations of the foreign currency in which the underlying securities are denominated. Depositary receipts include: (a) American Depositary Receipts (ADRs), which are typically designed for U.S. investors and held either in physical form or in book entry form; (b) European Depositary Receipts (EDRs), which are similar to ADRs but may be listed and traded on a European exchange as well as in the U.S. (typically, these securities are traded on the Luxembourg exchange in Europe); and (c) Global Depositary Receipts (GDRs), which are similar to EDRs although they may be held through foreign clearing agents such as Euroclear and other foreign depositories. Depositary receipts denominated in U.S. dollars will not be considered foreign securities for purposes of the investment limitation concerning investment in foreign securities.


Supranational Agencies

Each Fund or Portfolio may invest up to 10% of its net assets in securities of supranational agencies. These securities are not considered government securities and are not supported directly or indirectly by the U.S. Government. Examples of supranational agencies include, but are not limited to, the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.


High Yield Bonds

Each Fund (except Money Market) or Portfolio (except International and Technology) may invest in high yield bonds, subject to the limits described above and in the Prospectuses. High yield bonds are fixed income securities that offer a current yield above that generally available on debt securities rated in the four highest categories by Moody's and S&P or other rating agencies, or, if unrated, are considered to be of comparable quality by Aeltus. These securities include:

(a) fixed rate corporate debt obligations (including bonds, debentures and notes) rated below Baa3 by Moody's or BBB- by S&P;

(b) preferred stocks that have yields comparable to those of high-yielding debt securities; and

(c) any securities convertible into any of the foregoing.

Debt obligations rated below Baa3/BBB- generally involve more risk of loss of principal and income than higher-rated securities. Their yields and market values tend to fluctuate more. Fluctuations in value do not affect the cash income from the securities but are reflected in the net asset value of a Fund or a Portfolio. The greater risks and fluctuations in yield and value occur, in part, because investors generally perceive issuers of lower-rated and unrated securities to be less creditworthy. Lower ratings, however, may not necessarily indicate higher risks. In pursuing a Fund's or Portfolio's objectives, Aeltus seeks to identify situations in which Aeltus believes that future developments will enhance the creditworthiness and the ratings of the issuer.

Some of the risks associated with high yield bonds include:

Sensitivity to Interest Rate and Economic Changes High yield bonds are more sensitive to adverse economic changes or individual corporate developments but generally less sensitive to interest rate changes than are investment grade bonds. As a result, when interest rates rise, causing bond prices to fall, the value of these securities may not fall as much as investment grade corporate bonds. Conversely, when interest rates fall, these securities may underperform investment grade corporate bonds.

Also, the financial stress resulting from an economic downturn or adverse corporate developments could have a greater negative effect on the ability of issuers of these securities to service their principal and interest payments, to meet projected business goals and to obtain additional financing, than on more creditworthy issuers. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of these securities and the net asset value of a Fund or Portfolio. Furthermore, in the case of high yield bonds structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and thereby tend to be more speculative and volatile than securities which pay interest periodically and in cash.

Payment Expectations High yield bonds present risks based on payment expectations. For example, these securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Funds or Portfolios, may have to replace the securities with a lower yielding security, resulting in a decreased return for investors. In addition, there is a higher risk of non-payment of interest and/or principal by issuers of these securities than in the case of investment-grade bonds.

Liquidity and Valuation Risks Some issuers of high yield bonds may be traded among a limited number of broker-dealers rather than in a broad secondary market. Many of these securities may not be as liquid as investment grade bonds. The ability to value or sell these securities will be adversely affected to the extent that such securities are thinly traded or illiquid. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease or increase the value and liquidity of these securities more than other securities, especially in a thinly-traded market.

Limitations of Credit Ratings The credit ratings assigned to high yield bonds may not accurately reflect the true risks of an investment. Credit ratings typically evaluate the safety of principal and interest payments rather than the market value risk of such securities. In addition, credit agencies may fail to adjust credit ratings to reflect rapid changes in economic or company conditions that affect a security's market value. Although the ratings of recognized rating services such as Moody's and S&P are considered, Aeltus primarily relies on its own credit analysis which includes a study of existing debt, capital structure, ability to service debts and to pay dividends, the issuer's sensitivity to economic conditions, its operating history and the current trend of earnings. Thus the achievement of a Fund's or Portfolio's investment objective may be more dependent on Aeltus' own credit analysis than might be the case for a fund which does not invest in these securities.


Zero Coupon and Pay-in-Kind Securities

Each Fund or Portfolio may invest in zero coupon securities and each Fund, except Money Market, or Portfolio may invest in pay-in-kind securities. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. The discount varies, depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. A pay-in-kind bond pays interest during the initial few years in additional bonds rather than in cash. Later the bond may pay cash interest. Pay-in-kind bonds are typically callable at about the time they begin paying cash interest. The market prices of zero coupon and deferred interest securities generally are more volatile than the market prices of securities with similar maturities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon securities having similar maturities and credit quality.

The risks associated with lower debt securities apply to these securities. Zero coupon and pay-in-kind securities are also subject to the risk that in the event of a default, a Fund or Portfolio may realize no return on its investment, because these securities do not pay cash interest.


Convertibles

Each Fund or Portfolio may invest in convertible securities. A convertible bond or convertible preferred stock gives the holder the option of converting these securities into common stock. Some convertible securities contain a call feature whereby the issuer may redeem the security at a stipulated price, thereby limiting the possible appreciation.

Real Estate Securities

Each Fund or Portfolio may invest in real estate securities, including interests in real estate investment trusts (REITs), real estate development, real estate operating companies, and companies engaged in other real estate related businesses. REITs are trusts that sell securities to investors and use the proceeds to invest in real estate or interests in real estate. A REIT may focus on a particular project, such as apartment complexes, or geographic region, such as the Northeastern U.S., or both.

Risks of real estate securities include those risks that are more closely associated with investing in real estate directly than with investing in the stock market generally. Those risks include: periodic declines in the value of real estate generally, or in the rents and other income generated by real estate; periodic over-building, which creates gluts in the market, as well as changes in laws (such as zoning laws) that impair the property rights of real estate owners; and adverse developments in the real estate industry.

Equity Securities of Smaller Companies

Each Fund, other than Money Market and Bond VP, or Portfolio, other than Index Plus Bond, may invest in equity securities issued by U.S. companies with smaller market capitalizations. These companies may be in an early developmental stage or may be older companies entering a new stage of growth due to management changes, new technology, products or markets. The securities of small-capitalization companies may also be undervalued due to poor economic conditions, market decline or actual or unanticipated unfavorable developments affecting the companies. Securities of small-capitalization companies tend to offer greater potential for growth than securities of larger, more established issuers but there are additional risks associated with them. These risks include: limited marketability; more abrupt or erratic market movements than securities of larger capitalization companies; and less publicly available information about the company and its securities. In addition, these companies may be dependent on relatively few products or services, have limited financial resources and lack of management depth, and may have less of a track record or historical pattern of performance.

Short Sales

Technology may seek to hedge investments or realize additional gains through short sales of equity securities. Short sales are transactions in which an unowned security is sold, in anticipation of a decline in the market value of that security. To complete such a transaction, the security must be borrowed to make delivery to the buyer. The borrower (or short seller) then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold. Until the security is replaced, the borrower is required to repay the lender any dividends or interest that accrue during the period of the loan. The borrower may also be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. There are also transaction costs incurred in effecting short sales.

A loss may be incurred as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the borrowed security is replaced. A gain will be realized if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses required to be paid in connection with a short sale. An increase in the value of a security sold short over the price at which it was sold short will result in a loss, and there can be no assurance that the position may be closed out at any particular time or at an acceptable price.


Borrowing

Each Fund or Portfolio may borrow up to 5% of the value of its total assets from a bank for temporary or emergency purposes. Each Fund or Portfolio may borrow for leveraging purposes only if after the borrowing, the value of the Fund's or Portfolio's net assets including proceeds from the borrowings, is equal to at least 300% of all outstanding borrowings. Leveraging can increase the volatility of a Fund or Portfolio since it exaggerates the effects of changes in the value of the securities purchased with the borrowed funds. The Funds do not intend to borrow for leveraging purposes, except that they may invest in leveraged derivatives which have certain risks as outlined above.


Maturity Policies

The average dollar-weighted maturity of securities in Money Market's portfolio will not exceed ninety days. In addition, all investments in Money Market's portfolio will have a maturity at the time of purchase, as defined under the federal securities laws, of 397 calendar days or less.


Portfolio Turnover

The portfolio turnover rate for Bond VP was significantly higher in 1999 than in 1998 because of a shift toward a more active investment management process. The portfolio turnover rate for International was higher in 1999 than in 1998 because of a shift toward a more focused portfolio. The portfolio turnover rate for Small Company was significantly higher in 1999 than in 1998 because of the volatility in the market and an increased emphasis on healthcare (including biotechnology) sector securities.

                              TRUSTEES AND OFFICERS

The investments and administration of each Fund are under the supervision of its Board. The Trustees and executive officers of each Fund and their principal occupations for the past five years are listed below. Those Trustees who are "interested persons," as defined in the 1940 Act, are indicated by an asterisk (*). Trustees and officers hold the same positions with other investment companies in the same Fund Complex: Aetna GET Fund and Aetna Series Fund, Inc.

-------------------------------------------------------------------------------------------------------------------
                                                                  Principal Occupation During Past Five Years (and
     Name,                              Position(s) Held             Positions held with Affiliated Persons or
Address and Age                          with each Fund                 Principal Underwriters of the Fund)
-------------------------------------------------------------------------------------------------------------------
J. Scott Fox*                     Trustee and President          Director, Managing Director, Chief Operating
10 State House Square             (Principal Executive Officer)  Officer, Chief Financial Officer, Aeltus
Hartford, Connecticut                                            Investment Management, Inc., October 1997 to
Age 45                                                           present; Director and Senior Vice President, Aetna
                                                                 Life Insurance and Annuity Company, March 1997 to
                                                                 February 1998; Director, Managing Director, Chief
                                                                 Operating Officer, Chief Financial Officer and
                                                                 Treasurer, Aeltus, April 1994 to March 1997.
-------------------------------------------------------------------------------------------------------------------

Wayne F. Baltzer                  Vice President                 Vice President, Aeltus Capital, Inc., May 1998 to
10 State House Square                                            present.
Hartford, Connecticut
Age 56
-------------------------------------------------------------------------------------------------------------------

Albert E. DePrince, Jr.           Trustee                        Professor, Middle Tennessee State University,
3029 St. Johns Drive                                             1991 to present.
Murfreesboro, Tennessee
Age 59
-------------------------------------------------------------------------------------------------------------------

Stephanie A. DeSisto              Vice President,                Vice President, Mutual Fund Accounting, Aeltus
10 State House Square             Treasurer and Chief            Investment Management, Inc., November 1995 to
Hartford, Connecticut             Financial Officer (Principal   present; Director, Mutual Fund Accounting, Aetna
Age 46                            Financial and Accounting       Life Insurance and Annuity Company, August 1994
                                  Officer)                       to November 1995.
-------------------------------------------------------------------------------------------------------------------

Amy R. Doberman                   Secretary                      General Counsel, Aeltus Investment Management,
10 State House Square                                            Inc., February 1999 to present; Counsel, Aetna
Hartford, Connecticut                                            Retirement Services, Inc., December 1996 to
Age 38                                                           present; Attorney, Securities and Exchange
                                                                 Commission, March 1990 to November 1996.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Maria T. Fighetti                 Trustee                        Manager/Attorney, Health Services, New York City
325 Piermont Road                                                Department of Mental Health, Mental Retardation
Closter, New Jersey                                              and Alcohol Services, 1973 to present.
Age 56
-------------------------------------------------------------------------------------------------------------------

David L. Grove                    Trustee                        Private Investor; Economic/Financial Consultant,
5 The Knoll                                                      December 1985 to present.
Armonk, New York
Age 81
-------------------------------------------------------------------------------------------------------------------

John Y. Kim*                      Trustee                        Director, President, Chief Executive Officer,
10 State House Square                                            Chief Investment Officer, Aeltus Investment
Hartford, Connecticut                                            Management, Inc., December 1995 to present;
Age 39                                                           Director, Aetna Life Insurance and Annuity
                                                                 Company, February 1995 to March 1998; Senior Vice
                                                                 President, Aetna Life Insurance and Annuity
                                                                 Company, September 1994 to present.
-------------------------------------------------------------------------------------------------------------------
Sidney Koch                       Trustee                        Financial Adviser, self-employed, January 1993 to
455 East 86th Street                                             present.
New York, New York
Age 65
-------------------------------------------------------------------------------------------------------------------
Frank Litwin                      Vice President                 Managing Director, Aeltus Investment Management,
10 State House Square                                            Inc., August 1997 to present; Managing Director,
Hartford, Connecticut                                            Aeltus Capital, Inc., May 1998 to present; Vice
Age 50                                                           President, Fidelity Investments Institutional
                                                                 Services Company, April 1992 to August 1997.
-------------------------------------------------------------------------------------------------------------------

Shaun P. Mathews*                 Trustee                        Vice President/Senior Vice President, Aetna Life
151 Farmington Avenue                                            Insurance and Annuity Company, March 1991 to
Hartford, Connecticut Age 44                                     present; Director, Aetna Investment Services,
                                                                 Inc., July 1993 to present; Senior Vice
                                                                 President, Aetna Investment Services, Inc., July
                                                                 1993 to February 1999.
-------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------
Corine T. Norgaard                Trustee                        Dean of the Barney School of Business, University
556 Wormwood Hill                                                of Hartford (West Hartford, CT), August 1996 to
Mansfield Center, Connecticut                                    present; Professor, Accounting and Dean of the
Age 62                                                           School of Management, SUNY Binghamton
                                                                 (Binghamton, NY), August 1993 to August 1996
-------------------------------------------------------------------------------------------------------------------

Richard G. Scheide                Trustee                        Trust and Private Banking Consultant, David Ross
11 Lily Street                                                   Palmer Consultants, July 1991 to present.
Nantucket, Massachusetts
Age 71
-------------------------------------------------------------------------------------------------------------------


During the year ended December 31, 1999, members of the Board who are also directors, officers or employees of Aetna Inc. or its affiliates were not entitled to any compensation from the Funds. For the year ended December 31, 1999, the unaffiliated members of the Board received compensation in the amounts included in the following table. None of these Trustees was entitled to receive pension or retirement benefits.



--------------------------------------------------------------------------------------------------------------------------------
                         Aggregate      Aggregate      Aggregate    Aggregate     Aggregate      Aggregate          Total
   Name of Person      Compensation    Compensation  Compensation Compensation   Compensation   Compensation    Compensation
      Position          from Aetna      from Aetna    from Money  from Balanced  from Bond VP   from Growth    from the Funds
                         Variable       Generation      Market                                   and Income   and Fund Complex
                        Portfolios,    Portfolios,                                                            Paid to Trustees
                           Inc.            Inc.
--------------------------------------------------------------------------------------------------------------------------------
Corine Norgaard
Trustee                    6,683          1,945          4,144        7,112         2,565          35,857          75,500

--------------------------------------------------------------------------------------------------------------------------------
Sidney Koch
Trustee                    6,683          1,945          4,144        7,112         2,565          35,857          75,500
--------------------------------------------------------------------------------------------------------------------------------
Maria T. Fighetti*
Trustee                    6,904          2,010          4,281        7,347         2,650          37,044          78,000
--------------------------------------------------------------------------------------------------------------------------------
Richard G. Scheide
Trustee, Chairperson       7,125          2,074          4,418        7,583         2,735          38,232          80,500
Audit Committee
--------------------------------------------------------------------------------------------------------------------------------
David L. Grove*
Trustee, Chairperson       7,125          2,074          4,418        7,583         2,735          38,232          80,500
Contract Committee
--------------------------------------------------------------------------------------------------------------------------------
Albert E. DePrince,
Jr.                        6,904          2,010          4,281        7,347         2,650          37,044          78,000
Trustee

--------------------------------------------------------------------------------------------------------------------------------

*During the fiscal year ended December 31, 1999, Ms. Fighetti and Dr. Grove elected to defer $25,000 and $80,500, respectively.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS


As of March 31, 2000, Aetna Life Insurance and Annuity Company (Aetna) and its affiliates owned 99.09% of the shares of AVPI, 98.81% of the shares of AGPI, 96.51% of the shares of Money Market, 98.64% of the shares of Balanced, 96.95% of the shares of Bond VP and 97.81% of the shares of Growth and Income which were allocated to variable annuity and variable life insurance separate accounts to fund obligations under VA Contracts and VLI Policies. Contract holders in these separate accounts are provided the right to direct the voting of Fund or Portfolio shares at shareholder meetings. Aetna and its affiliates vote the shares that they own in these separate accounts in accordance with contract holders' directions. Undirected shares of a Fund or Portfolio will be voted for each account in the same proportion as directed shares.


As of December 31, 1999, officers and Trustees owned less than 1% of the outstanding shares of each Fund or Portfolio.

Aetna is an indirect parent company of Aeltus. Aetna is also an indirect wholly owned subsidiary of Aetna Retirement Services, Inc., which is in turn an indirect wholly owned subsidiary of Aetna Inc. Aetna's principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156. Aetna is registered with the Commission as an investment adviser.

                         INVESTMENT ADVISORY AGREEMENTS

Each Fund, on its own behalf or on behalf of its Portfolios, entered into an investment advisory agreement(s) (Advisory Agreements) appointing Aeltus as the Investment Adviser of the Fund or its Portfolios. Under the Advisory Agreements and subject to the supervision of the Board of each Fund, Aeltus has responsibility for supervising all aspects of the operations of each Fund or Portfolio including the selection, purchase and sale of portfolio securities. Under the Advisory Agreements, Aeltus is given the right to delegate any or all of its obligations to a subadviser. Aeltus is an indirect wholly owned subsidiary of Aetna Inc.

The Advisory Agreements provide that Aeltus is responsible for payment of all costs of its personnel, its overhead and of its employees who also serve as officers or Trustees of the Fund and that each Fund or Portfolio is responsible for payment of all other of its costs.

Listed below are the Advisory Fees that Aeltus is entitled to receive from each Fund or Portfolio at an annual rate based on average daily net assets of each Fund or Portfolio.

                                                 Advisory Fee
         Ascent                                  0.60%
         Balanced                                0.50%
         Bond VP                                 0.40%
         Crossroads                              0.60%
         Growth                                  0.60%


              Growth and Income                       0.50% on first $10 billion
                                                      0.45% on next $ 5 billion
                                                      0.425% over $15 billion
              High Yield                              0.65%
              Index Plus Bond                         0.30%
              Index Plus Large Cap                    0.35%
              Index Plus Mid Cap                      0.40%
              Index Plus Small Cap                    0.40%
              International                           0.85%
              Legacy                                  0.60%
              Money Market                            0.25%
              Real Estate                             0.75%
              Small Company                           0.75%
              Technology                              0.95%
              Value Opportunity                       0.60%


For the years ended December 31, 1999, 1998 and 1997, investment advisory fees were paid to Aeltus and Aetna (for the period January 1, 1997 to April 30, 1998) as follows:


Year Ended December 31, 1999

                                     Total Investment                                     Net Advisory
                                       Advisory Fees               Waiver                   Fees Paid
  Ascent                                 $1,216,353              $        0                 $1,216,353
  Balanced                                9,564,010                       0                  9,564,010
  Bond VP                                 3,050,254                       0                  3,050,254
  Crossroads                              1,146,645                       0                  1,146,645
  Growth                                  1,477,828                       0                  1,477,828
  Growth and Income                      48,426,000                       0                 48,426,000
  High Yield                                 61,843                (31,073)                     30,770
  Index Plus Bond                            42,193                (25,669)                     16,524
  Index Plus Large Cap                    2,955,393                (14,859)                  2,940,534
  Index Plus Mid Cap                         50,910                (25,306)                     25,604
  Index Plus Small Cap                       37,659                (28,202)                      9,457
  International                             216,793               (120,367)                     96,426
  Legacy                                    809,797                 (2,427)                    807,370
  Money Market                            2,534,715                       0                  2,534,715
  Real Estate                                38,557                (27,907)                     10,650
  Small Company                             834,103                       0                    834,103
  Value Opportunity                         465,367                       0                    465,367


Year Ended December 31, 1998

                                     Total Investment                                     Net Advisory
                                       Advisory Fees               Waiver                   Fees Paid
  Ascent                                  1,107,075                      0                   1,107,075
  Balanced                                8,810,398                      0                   8,810,398
  Bond VP                                 2,935,908                      0                   2,935,908
  Crossroads                              1,013,082                      0                   1,013,082
  Growth                                    338,707                      0                     338,707
  Growth and Income                      47,851,987                      0                  47,851,987
  High Yield                                 68,620               (17,237)                      51,383
  Index Plus Bond                            46,975               (11,856)                      35,119
  Index Plus Large Cap                      971,046                      0                     971,046
  Index Plus Mid Cap                         34,602               (18,635)                      15,967
  Index Plus Small Cap                       31,659               (21,262)                      10,397
  International                             146,226              (106,431)                      39,795
  Legacy                                    745,715                      0                     745,715
  Money Market                            1,930,191                      0                   1,930,191
  Real Estate                                40,863               (19,932)                      20,931
  Small Company                             469,286                      0                     469,286
  Value Opportunity                         281,489                      0                     281,489



Year Ended December 31, 1997

                                     Total Investment                                     Net Advisory
                                       Advisory Fees               Waiver                   Fees Paid
  Ascent                                    584,891                      0                     584,891
  Balanced                                7,561,696                      0                   7,561,696
  Bond Fund                               2,576,345                      0                   2,576,345
  Crossroads                                495,598                      0                     495,598
  Growth                                     36,432                      0                      36,432
  Growth and Income                      41,563,182                      0                  41,563,182
  High Yield*                                 4,133                      0                       4,133
  Index Plus Bond*                            1,854                      0                       1,854
  Index Plus Large Cap                      235,280                      0                     235,280
  Index Plus Mid Cap*                         1,396                      0                       1,396
  Index Plus Small Cap*                       1,159                      0                       1,159
  International*                              3,178                      0                       3,178
  Legacy                                    315,966                      0                     315,966
  Money Market                            1,622,840                      0                   1,622,840
  Real Estate*                                1,869                      0                       1,869
  Small Company                              52,841                      0                      52,841
  Value Opportunity                          38,520                      0                      38,520

     *High Yield, Index Plus Bond, Index Plus Mid Cap, Index Plus Small Cap,
      International, and Real Estate commenced operations on December 10, 1997, December 18, 1997, December 16, 1997, December 19, 1997, December 22, 1997, and December 15, 1997, respectively.

Bradley, Foster & Sargent, Inc. ("Bradley") served as subadviser of Value Opportunity from October 1, 1998 through December 31, 1999. For the years ended December 31, 1999 and December 31, 1998, Aeltus paid Bradley subadvisory fees of $113,534 and $21,668, respectively. The subadvisory agreement was terminated as of December 31, 1999.

                            THE SUBADVISORY AGREEMENT

Aeltus and AVPI, on behalf of Technology, have entered into an agreement (Subadvisory Agreement) with EAM effective May 1, 2000 appointing EAM as subadviser of Technology. Aeltus owns 25% of the outstanding voting securities of EAM.


The Subadvisory Agreement gives EAM broad latitude to select securities for Technology consistent with the investment objective and policies of the Fund, subject to Aeltus' oversight. The Agreement contemplates that EAM will be responsible for all aspects of managing Technology, including trade execution. However, the Agreement contemplates that Aeltus will be primarily responsible for cash management.

For the services under the Subadvisory Agreement, EAM will receive an annual fee payable monthly as described in the Prospectuses.

                       ADMINISTRATIVE SERVICES AGREEMENTS

Pursuant to an Administrative Services Agreement with respect to each Fund, Aeltus acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. The services provided by Aeltus include: (1) internal accounting services; (2) monitoring regulatory compliance, such as reports and filings with the Commission and state securities commissions; (3) preparing financial information for proxy statements; (4) preparing semiannual and annual reports to shareholders; (5) calculating NAV; (6) the preparation of certain shareholder communications; (7) supervision of the custodians and transfer agent; and (8) reporting to the Trustees.

Listed below are the fees that Aeltus is entitled to receive from each Fund or Portfolio at an annual rate based on average daily net assets of each Fund or
Portfolio:

                       Administrative Fee                 Fund Assets
                       ------------------                 -----------
                             0.075%                 On the first $5 billion
                             0.050%                 On all assets over $5 billion

For the years ended December 31, 1999, 1998 and 1997, administrative services fees were paid to Aeltus and Aetna (for the period January 1, 1997 to April 30, 1998) as follows:


                                                  1999                          1998                        1997
                                                  ----                          ----                        ----
Ascent                                         152,044                       179,401                      146,223
Balanced                                     1,434,602                     1,349,637                    1,209,871
Bond VP                                        571,923                       561,856                      515,269
Crossroads                                     143,331                       162,576                      123,899
Growth                                         184,729                        45,786                        9,108
Growth and Income                            6,089,176                     5,950,715                    4,987,583
High Yield*                                      7,136                        10,505                          954
Index Plus Bond*                                10,548                        15,466                          927
Index Plus Large Cap                           633,299                       253,167                      100,834
Index Plus Mid Cap*                              9,546                         9,814                          698
Index Plus Small Cap*                            7,061                         9,263                          579
International*                                  19,129                        25,419                        1,122
Legacy                                         101,225                       117,097                       78,991
Money Market                                   760,415                       636,338                      649,136
Real Estate*                                     3,856                         6,153                          498
Small Company                                   83,410                        56,587                       10,568
Value Opportunity                               58,171                        42,429                        9,630


   * High Yield, Index Plus Bond, Index Plus Mid Cap, Index Plus Small Cap, International, and Real Estate commenced operations on December 10, 1997, December 18, 1997, December 16, 1997, December 19, 1997, December 22, 1997, and December 15, 1997, respectively.

                                    CUSTODIAN

Mellon Bank, N.A., One Mellon Bank Center, Pittsburgh, Pennsylvania, 15258, serves as custodian for the assets of all Funds and Portfolios, except International. Brown Brothers Harriman & Company, 40 Water Street, Boston, Massachusetts, 02109, serves as custodian for the assets of International. Neither custodian participates in determining the investment policies of a Fund or Portfolio nor in deciding which securities are purchased or sold by a Fund or Portfolio. A Fund or Portfolio may, however, invest in obligations of the custodian and may purchase or sell securities from or to the custodian.

For portfolio securities which are purchased and held outside the U.S., Mellon Bank, N.A. and Brown Brothers Harriman & Company have entered into sub-custodian arrangements (which are designed to comply with Rule 17f-5 under the 1940 Act) with certain foreign banks and clearing agencies.

                                 TRANSFER AGENT

PFPC Inc., 4400 Computer Drive, Westborough, Massachusetts 01581 serves as the transfer agent and dividend-paying agent to the Funds and Portfolios.

                              INDEPENDENT AUDITORS


KPMG LLP, CityPlace II, Hartford, Connecticut 06103 serves as independent auditors to the Funds. KPMG LLP provides audit services, assistance and consultation in connection with the Commission filings.


                              PRINCIPAL UNDERWRITER

Shares of the Funds and Portfolios are offered on a continuous basis. As principal underwriter for each Fund, Aetna has agreed to use its best efforts to distribute the shares of each Fund or Portfolio thereof.

                        PURCHASE AND REDEMPTION OF SHARES

Shares of a Fund or Portfolio are purchased and redeemed at the NAV next determined after receipt of a purchase or redemption order in acceptable form as described in each Fund's Prospectus.

The value of shares redeemed may be more or less than the shareholder's costs, depending upon the market value of the portfolio securities at the time of redemption. Payment for shares redeemed will be made by a Fund or Portfolio within seven days or the maximum period allowed by law, if shorter, after the redemption request is received by the Fund or by Aetna.

                    BROKERAGE ALLOCATION AND TRADING POLICIES

Subject to the supervision of each Fund's Board, Aeltus (or EAM, in the case of Technology) has responsibility for making investment decisions, for effecting the execution of trades and for negotiating any brokerage commissions thereon. It is Aeltus' (or EAM's, in the case of Technology) policy to obtain the best quality of execution available, giving attention to net price (including commissions where applicable), execution capability (including the adequacy of a firm's capital position), research and other services related to execution. The relative priority given to these factors will depend on all of the circumstances regarding a specific trade. Aeltus may also consider the sale of shares of registered investment companies advised by Aeltus as a factor in the selection of brokerage firms to execute portfolio transactions on behalf of each Fund or Portfolio or in the designation of a portion of the commissions charged on those transactions to be paid to other broker-dealers, subject to Aeltus' duty to obtain best execution.

Aeltus (or EAM, in the case of Technology) receives a variety of brokerage and research services from brokerage firms in return for the execution by such brokerage firms of trades on behalf of the Funds or Portfolios. These brokerage and research services include, but are not limited to, quantitative and qualitative research information and purchase and sale recommendations regarding securities and industries, analyses and reports covering a broad range of economic factors and trends, statistical data relating to the strategy and performance of the Funds or Portfolios and other investment companies, services related to the execution of trades on behalf of a Fund or Portfolio and advice as to the valuation of securities, the providing of equipment used to communicate research information and specialized consultations with Fund personnel with respect to computerized systems and data furnished to the Funds or Portfolios as a component of other research services. Aeltus (or EAM, in the case of Technology) considers the quantity and quality of such brokerage and research services provided by a brokerage firm along with the nature and difficulty of the specific transaction in negotiating commissions for trades in a Fund's or Portfolio's securities and may pay higher commission rates than the lowest available when it is reasonable to do so in light of the value of the brokerage and research services received generally or in connection with a particular transaction. Aeltus' (or EAM's, in the case of Technology) policy in selecting a broker to effect a particular transaction is to seek to obtain "best execution," which means prompt and efficient execution of the transaction at the best obtainable price with payment of commissions which are reasonable in relation to the value of the services provided by the broker, taking into consideration research and brokerage services provided. When the trader believes that more than one broker can provide best execution, preference may be given to brokers that provide additional services to Aeltus (or EAM, in the case of Technology).

Research services furnished by brokers through whom the Funds or Portfolios effect securities transactions may be used by Aeltus (or EAM, in the case of Technology) in servicing all of its accounts; not all such services will be used by Aeltus (or EAM, in the case of Technology) to benefit the Funds or Portfolios.

Consistent with federal law, Aeltus (or EAM, in the case of Technology) may obtain such brokerage and research services regardless of whether they are paid for (1) by means of commissions, or (2) by means of separate, non-commission payments. Aeltus' (or EAM's, in the case of Technology) judgment as to whether and how it will obtain the specific brokerage and research services will be based upon its analysis of the quality of such services and the cost (depending upon the various methods of payment which may be offered by brokerage firms) and will reflect Aeltus' (or EAM's, in the case of Technology) opinion as to which services and which means of payment are in the long-term best interests of the Funds or Portfolios.

The Funds and Portfolios have not effected, and have no present intention of effecting, any brokerage transactions in portfolio securities with Aeltus or any other affiliated person of the Funds.

A Fund or Portfolio and another advisory client of Aeltus (or EAM) or Aeltus (or
EAM) itself, may desire to buy or sell the same security at or about the same time. In such a case, the purchases or sales will normally be aggregated, and then allocated as nearly as practicable on a pro rata basis in proportion to the amounts to be purchased or sold by each. In some cases the smaller orders will be filled first. In determining the amounts to be purchased and sold, the main factors to be considered are the respective investment objectives of a Fund or Portfolio and the other accounts, the relative size of portfolio holdings of the same or comparable securities, availability of cash for investment, and the size of their respective investment commitments. Prices are averaged for aggregated trades.


Brokerage commissions were paid as follows:

                                                 1999                         1998                        1997
                                                 ----                         ----                        ----
Ascent                                    $   689,378                $    605,437                   $   416,625
Balanced                                    2,182,753                   1,766,765                     2,113,501
Bond VP                                         8,110                           0                             0
Crossroads                                    487,213                     449,865                       264,845
Growth                                        570,118                     183,496                        18,822
Growth and Income                          22,329,976                  28,161,389                    19,942,448
High Yield*                                         0                           0                             0
Index Plus Bond*                                    0                           0                             0
Index Plus Large Cap                        1,599,430                     549,604                       107,388
Index Plus Mid Cap*                            17,692                      15,110                         9,197
Index Plus Small Cap*                          12,096                      11,422                        20,614
International*                                217,262                     129,012                           N/A
Legacy                                        234,090                     244,885                       126,465
Money Market                                        0                           0                             0
Real Estate*                                    8,450                      13,938                         7,806

Small Company                                 690,902                     341,963                        49,510
Value Opportunity                             175,939                     157,158                        21,014


  * High Yield, Index Plus Bond, Index Plus Mid Cap, Index Plus Small Cap, International, and Real Estate commenced operations on December 10, 1997, December 18, 1997, December 16, 1997, December 19, 1997, December 22, 1997, and December 15, 1997, respectively.


For the fiscal year ended December 31, 1999, commissions in the amounts listed below were paid with respect to portfolio transactions directed to certain brokers because of research services:


Company Name                                Commissions Paid on Total Transactions
------------                                --------------------------------------
Growth                                                      $   83,760
International                                                   10,790
Small Company                                                   47,708
Value Opportunity                                               39,522
Balanced                                                       639,271
Growth and Income                                            4,346,408
Real Estate                                                        282
Bond VP                                                              0
High Yield                                                           0
Money Market                                                         0
Index Plus Bond                                                      0
Index Plus Large Cap                                           862,735
Index Plus Mid Cap                                                   0
Index Plus Small Cap                                                 0
Ascent                                                          89,188
Crossroads                                                      65,294
Legacy                                                          30,597


The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided such trades meet the terms of Rule 17a-7 under the 1940 Act.

The Funds, Aeltus, EAM, and Aetna each have adopted a Code of Ethics (in accordance with Rule 17j-1 under the 1940 Act). The Codes of Ethics allow personnel subject to the Codes to invest in securities, including securities that may be purchased or held by a Fund. However, it prohibits a person from taking advantage of Fund trades or from acting on inside information.

                                 NET ASSET VALUE

Securities of the Funds or Portfolios are generally valued by independent pricing services which have been approved by the Board. The values for equity securities traded on registered securities exchanges (except as otherwise noted below) are based on the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the exchange where the security is principally traded. Securities traded over the counter are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price. Readily marketable securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market are valued at the mean of the current bid and asked prices as reported by independent pricing sources. Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Securities for which prices are not obtained from a pricing service are valued based upon the assessment of market-makers in those securities. Debt securities maturing in sixty days or less at the date of valuation will be valued using the "amortized cost" method of valuation. This involves valuing an instrument at its cost and thereafter assuming a constant amortization of premium or increase of discount. Options are valued at the mean of the last bid and asked price on the exchange where the option is primarily traded. Futures contracts are valued daily at a settlement price based on rules of the exchange where the futures contract is primarily traded. Securities for which market quotations are not readily available are valued at their fair value in such manner as may be determined, from time to time, in good faith, by or under the authority of, the Board.


With respect to any Fund or Portfolio that invests in foreign securities, because those securities may be traded on markets that are open on days when the Fund or Portfolio does not price its shares, the value of the Fund or Portfolio may change even though shareholders may not be permitted to sell or redeem shares.


                                   TAX STATUS

The following is only a limited discussion of certain additional tax considerations generally affecting each Fund or Portfolio. No attempt is made to present a detailed explanation of the tax treatment of each Fund or Portfolio and no explanation is provided with respect to the tax treatment of any Fund or Portfolio shareholder. The discussions here and in the Prospectuses are not intended as substitutes for careful tax planning. Holders of VA Contracts or VLI Policies must consult the contract prospectus, prospectus summary or disclosure statement for information concerning the federal income tax consequences of owning such VA Contracts or VLI Policies.

Qualification as a Regulated Investment Company

Each Fund or Portfolio has elected to be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If for any taxable year a Fund or Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's or Portfolio's current and accumulated earnings and profits.

Qualification of Segregated Asset Accounts

Under Code section 817(h), a segregated asset account upon which a VA Contract or VLI Policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide, that except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of a fund's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and while each U.S. Government agency and instrumentality is considered a separate issuer, a particular foreign government and its agencies, instrumentalities and political subdivisions may be considered the same issuer. As a safe harbor, a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. government securities and securities of other regulated investment companies.

For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look-through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided the regulated investment company satisfies certain conditions relating to the ownership of the shares.

Foreign Investments

Investment income from foreign securities may be subject to foreign taxes withheld at the source. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's or Portfolio's assets to be invested in various countries is not known.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on the undistributed income of a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (taxable year election)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

Each Fund or Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund or Portfolio may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

                             PERFORMANCE INFORMATION

Performance information for each Fund or Portfolio including the yield and effective yield of Money Market, the yield of Bond VP, High Yield and Index Plus Bond, the dividend yield of Money Market, Bond VP, High Yield and Index Plus Bond and the total return of all Funds or Portfolios, may appear in reports or promotional literature to current or prospective shareholders.

Money Market Yields

Current yield for Money Market will be based on a recently ended seven-day period, computed by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from that shareholder account, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return.

This base period return is then multiplied by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

              Effective Yield = [(Base Period Return + 1)(365/7)] - 1


The yield and effective yield for Money Market for the seven days ended March 31, 2000 were 5.86% and 6.04%, respectively.


30-Day Yield for Certain Non-Money Market Funds or Portfolios

Quotations of yield for Bond VP, High Yield and Index Plus Bond will be based on all investment income per share earned during a particular 30-day period, less expenses accrued during the period (net investment income), and will be computed by dividing net investment income by the value of a share on the last day of the period, according to the following formula:

                          YIELD = 2[(a - b + 1)(6) - 1]
                                     -----
                                      cd
Where:
a = dividends and interest earned during the period b = the expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period d = the maximum offering price per share on the last day of the period

For purposes of determining net investment income during the period (variable "a" in the formula), interest earned on debt obligations held by the fund is calculated each day during the period according to the formulas below, and then added together for each day in the period:

o Certain mortgage-backed, asset-backed and CMO securities: Generally, interest is computed by taking daily interest income (coupon rate times face value divided by 360 or 365, as the case may be) adjusted by that day's pro-rata share of the most recent paydown gain or loss from the security;

o Other debt obligations: Generally, interest is calculated by computing the yield to maturity of each debt obligation held based on the market value of the obligation (including current interest accrued) at the close of each day, dividing the result by 360 and multiplying the quotient by the market value of the obligation (including current accrued interest).

For purposes of this calculation, it is assumed that each month contains 30 days.

Undeclared earned income will be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

For the 30-day period ended March 31, 2000:

                            Fund                          Yield
                       Bond VP                             6.79%
                       High Yield                         10.26%
                       Index Plus Bond                     6.78%


Average Annual Total Return

Quotations of average annual total return for any Fund or Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a Fund or Portfolio over a period of one, five and ten years (or, if less, up to the life of the Fund or Portfolio), calculated pursuant to the formula:

                                P(1 + T)(n) = ERV

Where:
P = a hypothetical initial payment of $1,000
T = an average annual total return
n = the number of years
ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year period at the end of the 1, 5, or 10 year period (or fractional portion thereof).

Total Return Quotations as of March 31, 2000

  Fund Name                            1 Year           5 Years          10 Years      Since Inception    Inception Date

Ascent                                 23.75%             N/A               N/A             16.54%            7/5/95
Balanced                               17.14%            18.97%           13.72%              -                N/A
Bond VP                                 0.49%             6.71%            7.89%              -                N/A
Crossroads                             16.22%             N/A               N/A             13.82%            7/5/95
Growth                                 39.92%             N/A               N/A             36.27%           12/13/96
Growth and Income                      19.22%            23.19%           16.27%              -                N/A
High Yield                              0.71%             N/A               N/A              3.04%           12/10/97
Index Plus Bond                         1.72%             N/A               N/A              4.19%           12/18/97
Index Plus Large Cap                   21.08%             N/A               N/A             29.06%           9/16/96
Index Plus Mid Cap                     42.40%             N/A               N/A             26.52%           12/16/97
Index Plus Small Cap                   24.19%             N/A               N/A              7.14%           12/19/97
International                          62.88%             N/A               N/A             37.66%           12/22/97
Legacy                                 12.22%             N/A               N/A             11.58%            7/5/95
Money Market                            5.38%            5.48%             5.27%              -                N/A
Real Estate                             3.85%             N/A               N/A             -5.24%           12/15/97
Small Company                          75.84%             N/A               N/A             29.22%           12/27/96
Value Opportunity                      23.04%             N/A               N/A             26.40%           12/13/96


Performance information for a Fund or Portfolio may be compared, in reports and promotional literature, to: (a) the Standard & Poor's 500 Index, the Russell 2000 Index, the Russell 3000 Index, Lehman Brothers Aggregate Bond Index, Lehman Brothers Intermediate Government Bond Index, Merrill Lynch High Yield Index, Salomon Brothers Broad Investment Grade Bond Index, Dow Jones Industrial Average, or other indices (including, where appropriate, a blending of indices) that measure performance of a pertinent group of securities widely regarded by investors as representative of the securities markets in general; (b) other groups of investment companies tracked by Morningstar or Lipper Analytical Services, widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank such investment companies on overall performance or other criteria; and (c) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in a Fund or Portfolio.

                              FINANCIAL STATEMENTS

The Financial Statements and the independent auditors' reports thereon are incorporated by reference in this Statement. Each Fund's or Portfolio's Annual Report is available upon request and without charge by calling (800) 262-3862.




                                             Statement of Additional Information

                                     PART C

                                OTHER INFORMATION

Item 23. Exhibits

      (a.1) Articles of Incorporation (June 4, 1996)(1)
      (a.2) Articles of Amendment (October 15, 1996)(2)
      (a.3) Articles Supplementary (October 29, 1997)(3)
      (a.4) Articles of Amendment (May 1, 1998)(4)
      (a.5) Articles of Amendment (April 1, 1999)(5)
      (a.6) Articles Supplementary (February 9, 2000)
      (b)   Amended Bylaws(2)
      (c) Instruments Defining Rights of Holders (set forth in the Articles of Incorporation which are incorporated by reference)(1)
      (d.1) Investment Advisory Agreement between Aeltus Investment Management,
            Inc. (Aeltus) and Aetna Variable Portfolios, Inc. (AVPI), on behalf of Aetna Value Opportunity VP, Aetna Growth VP, Aetna Small Company VP, Aetna Index Plus Large Cap VP, Aetna High Yield VP, Aetna Index Plus Bond VP, Aetna Index Plus Mid Cap VP, Aetna Index Plus Small Cap VP, Aetna International VP, Aetna Real Estate Securities VP and Aetna Technology VP
      (d.2) Subadvisory Agreement between Elijah Asset Management, Inc. and AVPI on behalf of Aetna Technology VP
      (e) Underwriting Agreement between AVPI and Aetna Life Insurance and Annuity Company (Aetna)
      (f)   Directors' Deferred Compensation Plan(3)
      (g.1) Custodian Agreement between AVPI and Mellon Bank, N.A. for Aetna
            Value Opportunity VP, Aetna Growth VP, Aetna Index Plus Large Cap VP and Aetna Small Company VP(2)
      (g.2) Amendment to Custodian Agreement between AVPI and Mellon Bank, N.A.
            for Aetna Index Plus Bond VP, Aetna Index Plus Mid Cap VP, Aetna Index Plus Small Cap VP, Aetna High Yield VP and Aetna Real Estate Securities VP(3)
      (g.3) Amendment to Custodian Agreement between AVPI and Mellon Bank, N.A.
            for Aetna Technology VP
      (g.4) Custodian Agreement between AVPI and Brown Brothers Harriman & Co.
            for Aetna International VP(4)
      (h.1) Administrative Services Agreement between Aeltus and AVPI on behalf of Aetna Value Opportunity VP, Aetna Growth VP, Aetna Small Company VP, Aetna Index Plus Large Cap VP, Aetna High Yield VP, Aetna Index Plus Bond VP, Aetna Index Plus Mid Cap VP, Aetna Index Plus Small Cap VP, Aetna International VP and Aetna Real Estate Securities VP(6)
      (h.2) Amendment to Administrative Services Agreement between Aeltus and
            AVPI on behalf of Aetna Value Opportunity VP, Aetna Growth VP, Aetna Small Company VP, Aetna Index Plus Large Cap VP, Aetna High Yield VP, Aetna Index Plus Bond VP, Aetna Index Plus Mid Cap VP, Aetna Index Plus Small Cap VP, Aetna International VP and Aetna Real Estate Securities VP

      (h.3) Amendment No. 3 to Administrative Services Agreement between Aeltus and AVPI on behalf of Aetna Technology VP
      (h.4) License Agreement(2)
      (i)   Opinion and Consent of Counsel
      (j)   Consent of Independent Auditors
      (k)   Not applicable
      (l.1) Agreement re: Initial Contribution to Working Capital for Aetna
            Value Opportunity VP, Aetna Growth VP, Aetna Index Plus Large Cap VP and Aetna Small Company VP(2)
      (l.2) Agreement re: Initial Contribution to Working Capital for Aetna
            Index Plus Bond VP, Aetna Index Plus Mid Cap VP, Aetna Index Plus Small Cap VP, Aetna High Yield VP, Aetna Real Estate Securities VP and Aetna International VP(7)
      (m)   Not applicable
      (n)   Not applicable
      (o)   Not applicable
      (p.1) Aeltus Code of Ethics
      (p.2) Aetna Code of Ethics
      (p.3) Aetna Mutual Funds Code of Ethics
      (p.4) Elijah Asset Management, LLC Code of Ethics
      (q.1) Power of Attorney (November 6, 1998)(8)
      (q.2) Authorization for Signatures(7)

1. Incorporated by reference to the Registration Statement on Form N-1A (File No. 333-05173), as filed with the Securities and Exchange Commission on June 4, 1996.
2. Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the Securities and Exchange Commission on March 7, 1997.
3. Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the Securities and Exchange Commission on February 26, 1998.
4. Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the Securities and Exchange Commission on April 27, 1998.
5. Incorporated by reference to Post-Effective Amendment No. 8 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the Securities and Exchange Commission on April 27, 1999.
6. Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the Securities and Exchange Commission on February 10, 1999.
7. Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-1A (File No. 333-05173), as filed with the Securities and Exchange Commission on September 26, 1997.
8. Incorporated by reference to Post-Effective Amendment No. 29 to Registration Statement on Form N-1A (File No. 33-41694), as filed with the Securities and Exchange Commission on December 17, 1998.

Item 24. Persons Controlled by or Under Common Control

      Registrant is a Maryland corporation for which separate financial statements are filed. As of March 31, 2000, Aetna Life Insurance and Annuity Company (Aetna), and its affiliates, had the following interest in the portfolios of the Registrant, through direct ownership or through one of Aetna's separate accounts:

                                                          % Aetna
                                                          -------

                 Aetna Value Opportunity VP                99.84%
                 Aetna Growth VP                           99.99%
                 Aetna Index Plus Large Cap VP             98.40%
                 Aetna Small Company VP                    99.68%
                 Aetna Index Plus Bond VP                 100.00%
                 Aetna Index Plus Mid Cap VP              100.00%
                 Aetna Index Plus Small Cap VP            100.00%
                 Aetna International VP                   100.00%
                 Aetna High Yield VP                      100.00%
                 Aetna Real Estate Securities VP          100.00%

      Aetna is an indirect wholly owned subsidiary of Aetna Inc.

      A list of all persons directly or indirectly under common control with the Registrant and a list which indicates the principal business of each such company referenced in the diagram are incorporated herein by reference to
      Item 24 of Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A (File No. 33-41694), as filed electronically with the Securities and Exchange Commission on February 23, 2000.

Item 25. Indemnification

      Article 10, Section (iv) of the Registrant's Articles of Incorporation, incorporated herein by reference to Exhibit (a.1) to Registrant's Registration Statement on Form N-1A (File No. 333-05173), as filed on June 4, 1996, provides for indemnification of directors and officers. In addition, the Registrant's officers and directors are currently covered under a directors and officers errors and omissions liability insurance policy issued by ICI Mutual Insurance Company, which expires October 1, 2002.

      Section XI.B of the Administrative Services Agreement, incorporated herein by reference to Exhibit (h.1) to Registrant's Registration Statement on Form N-1A (File No. 333-05173), as filed on February 10, 1999, provides for indemnification of Aeltus, the Administrator.

      Reference is also made to Section 2-418 of the Corporations and Associations Article of the Annotated Code of Maryland which provides generally that (1) a corporation may (but is not required to) indemnify its directors for judgments, fines and expenses in proceedings in which the director is named a party solely by reason of being a director, provided the director has not acted in bad faith, dishonestly or unlawfully, and provided further that the director has not received any

      "improper personal benefit"; and (2) that a corporation must (unless otherwise provided in the corporation's charter or articles of incorporation) indemnify a director who is successful on the merits in defending a suit against him by reason of being a director for "reasonable expenses." The statutory provisions are not exclusive; i.e., a corporation may provide greater indemnification rights than those provided by statute.

Item 26. Business and Other Connections of Investment Adviser

      The investment adviser, Aeltus, is registered as an investment adviser with the Securities and Exchange Commission. In addition to serving as investment adviser and administrator for the Registrant, Aeltus acts as the investment adviser and administrator for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund, Aetna Generation Portfolios, Inc., and Aetna Series Fund, Inc. (all management investment companies registered under the Investment Company Act of 1940 (1940 Act)). It also acts as investment adviser to certain private accounts.

      The following table summarizes the business connections of the directors and principal officers of the investment adviser.

------------------------------ -------------------------------- ---------------------------------------------------------
Name                           Positions and Offices            Other Principal Position(s) Held
----                           with Investment Adviser          Since Dec. 31, 1997/Addresses*
                               -----------------------          --------------------------------
------------------------------ -------------------------------- ---------------------------------------------------------
John Y. Kim                    Director, President, Chief       Director (February 1995 - March 1998) -- Aetna;
                               Executive Officer, Chief         Director, President, Chief Executive Officer, Chief
                               Investment Officer               Investment Officer (since May 1996) -- Aeltus Trust
                                                                Company; Senior Vice President (since September 1994)
                                                                -- Aetna.

J. Scott Fox                   Director, Managing Director,     Vice President (since April 1997) -- Aetna Retirement
                               Chief Operating Officer, Chief   Services, Inc.; Director and Senior Vice President
                               Financial Officer                (March 1997 - February 1998) -- Aetna.

Thomas J. McInerney            Director                         President (since August 1997) -- Aetna Retirement
                                                                Services, Inc.; Director and President (since September
                                                                1997) -- Aetna; Executive Vice President (since August
                                                                1997) -- Aetna Inc.

------------------------------ -------------------------------- ---------------------------------------------------------
Name                           Positions and Offices            Other Principal Position(s) Held
----                           with Investment Adviser          Since Dec. 31, 1997/Addresses*
                               -----------------------          --------------------------------
------------------------------ -------------------------------- ---------------------------------------------------------
Catherine H. Smith             Director                         Chief Financial Officer (since February 1998)
                                                                -- Aetna Retirement Services, Inc.; Director, Senior
                                                                Vice President and Chief Financial Officer (since
                                                                February 1998) -- Aetna; Vice President, Strategy,
                                                                Finance and Administration, Financial Relations
                                                                (September 1996 - February 1998) -- Aetna Inc.

Stephanie A. DeSisto           Vice President

Amy R. Doberman                Vice President, General          Counsel (since December 1996) -- Aetna Retirement
                               Counsel and Secretary            Services, Inc.

Brian K. Kawakami              Vice President, Chief            Chief Compliance Officer (since January 1996) -- Aeltus
                               Compliance Officer               Trust Company; Chief Compliance Officer (since August
                                                                1993) -- Aeltus Capital, Inc.

Neil Kochen                    Managing Director, Chief         Managing Director (since August 1996) -- Aeltus
                               Investment Officer, Equity       Capital, Inc.
                               Investments

Frank Litwin                   Managing Director, Retail        Managing Director (since May 1998) -- Aeltus Capital,
                               Marketing and Sales              Inc.

L. Charles Meythaler           Managing Director,               Director (since July 1997) -- Aeltus Trust Company.
                               Institutional Marketing
                               and Sales

James Sweeney                  Managing Director, Fixed
                               Income Investments

* Except with respect to Mr. McInerney and Ms. Smith, the principal business address of each person named is 10 State House Square, Hartford, Connecticut 06103-3602. The address of Mr. McInerney and Ms. Smith is 151 Farmington Avenue, Hartford, Connecticut 06156.

Item 27. Principal Underwriters

      (a) In addition to serving as the principal underwriter for the Registrant, Aetna also acts as the principal underwriter for Aetna Variable Fund, Aetna Income Shares, Aetna Variable Encore Fund, Aetna Balanced VP, Inc., Aetna GET Fund and Aetna Generation Portfolios, Inc. and as the investment adviser, principal underwriter and administrator for Portfolio Partners, Inc. (all management investment companies registered under the 1940 Act). Additionally, Aetna acts as the principal underwriter and depositor for Variable Annuity Account B of Aetna, Variable Annuity Account C of Aetna, Variable Annuity Account G of Aetna, and Variable Life Account B of Aetna (separate accounts of Aetna registered as unit investment trusts under the 1940 Act). Aetna is also the principal underwriter for Variable Annuity Account I of Aetna Insurance Company of America ("AICA") (a separate account of AICA registered as a unit investment trust under the 1940 Act).

      (b)   The following are the directors and principal officers of the
            Underwriter:

Name and Principal        Positions and Offices with Principal       Positions and Offices
Business Address*                     Underwriter                       with Registrant
------------------        ------------------------------------       ---------------------
Thomas J. McInerney       Director and President                     None

Shaun P. Mathews          Director and Senior Vice President         Director

Catherine H. Smith        Director, Senior Vice President and        None
                          Chief Financial Officer

Allan Baker               Senior Vice President                      None

David E. Bushong          Senior Vice President                      None

Paul R. Donovan           Senior Vice President                      None

Steven A. Haxton          Senior Vice President                      None

Gary J. Hegedus           Senior Vice President                      None

Willard I. Hill, Jr.      Senior Vice President                      None

John Y. Kim               Senior Vice President and Chief            Director
                          Investment Officer

Martin T. Conroy          Vice President and Treasurer               None

Kathleen A. Murphy        Senior Vice President and Deputy           None
                          General Counsel

Therese Squillacote       Vice President and Chief                   None
                          Compliance Officer

Thomas P. Waldron         Senior Vice President                      None

Kirk P. Wickman           Senior Vice President, General             None
                          Counsel and Corporate Secretary

* Except with respect to Mr. Kim, the principal business address of all directors and officers listed is 151 Farmington Avenue, Hartford, Connecticut 06156. Mr. Kim's address is 10 State House Square, Hartford, Connecticut 06103-3602.

      (c)   Not applicable

Item 28. Location of Accounts and Records

      As required by Section 31(a) of the 1940 Act and the rules thereunder, the Registrant and its investment adviser, Aeltus, maintain physical possession of each account, book or other document, at 151 Farmington Avenue, Hartford, Connecticut 06156 and 10 State House Square, Hartford, Connecticut 06103-3602, respectively.

Item 29. Management Services

      Not applicable.

Item 30. Undertakings

      Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, Aetna Variable Portfolios, Inc. certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and State of Connecticut, on the 25th day of April, 2000.

                                         AETNA VARIABLE PORTFOLIOS, INC.
                                         --------------------------------------
                                         Registrant


                                         By:   J. Scott Fox*
                                         --------------------------------------
                                               J. Scott Fox
                                               President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature                    Title                                    Date
---------                    -----                                    ----

J. Scott Fox*                President and Director
--------------------------   (Principal Executive Officer)      )
J. Scott Fox                                                    )
                                                                )
Albert E. DePrince, Jr.*     Director                           )
--------------------------                                      )
Albert E. DePrince, Jr.                                         )
                                                                )
Maria T. Fighetti*           Director                           )  April 25,
--------------------------                                      )  2000
Maria T. Fighetti                                               )
                                                                )
David L. Grove*              Director                           )
--------------------------                                      )
David L. Grove                                                  )
                                                                )
John Y. Kim*                 Director                           )
--------------------------                                      )
John Y. Kim                                                     )
                                                                )
Sidney Koch*                  Director                          )
--------------------------                                      )
Sidney Koch                                                     )
                                                                )
Shaun P. Mathews*             Director                          )
--------------------------                                      )
Shaun P. Mathews                                                )
                                                                )

Corine T. Norgaard*           Director                          )
--------------------------                                      )
Corine T. Norgaard                                              )
                                                                )
Richard G. Scheide*           Director                          )
--------------------------                                      )
Richard G. Scheide                                              )
                                                                )
Stephanie A. DeSisto*         Treasurer and Chief Financial     )
--------------------------    Officer (Principal Financial      )
Stephanie A. DeSisto          and Accounting Officer)           )

By: /s/ Amy R. Doberman
    ------------------------------------------
       *Amy R. Doberman
        Attorney-in-Fact

   *Executed pursuant to Power of Attorney dated November 6, 1998 and filed with the Securities and Exchange Commission on December 17, 1998.

                         Aetna Variable Portfolios, Inc.
                                  EXHIBIT INDEX

Exhibit No.    Exhibit                                                  Page
-----------    -------                                                  ----

99-(a.6)       Articles Supplementary (February 9, 2000)
                                                                    ------------

99-(d.1)       Investment Advisory Agreement between Aeltus
               Investment Management, Inc. (Aeltus) and Aetna
               Variable Portfolios, Inc. (AVPI), on behalf of
               Aetna Value Opportunity VP, Aetna Growth VP, Aetna
               Small Company VP, Aetna Index Plus Large Cap VP,
               Aetna High Yield VP, Aetna Index Plus Bond VP,
               Aetna Index Plus Mid Cap VP, Aetna Index Plus Small
               Cap VP, Aetna International VP, Aetna Real Estate
               Securities VP and Aetna Technology VP
                                                                    ------------

99-(d.2)       Subadvisory Agreement between Elijah Asset
               Management, Inc. and AVPI on behalf of Aetna
               Technology VP
                                                                    ------------

99-(e)         Underwriting Agreement between AVPI and Aetna Life
               Insurance and Annuity Company (Aetna)
                                                                    ------------

99-(g.3)       Amendment to Custodian Agreement between AVPI and
               Mellon Bank, N.A. for Aetna Technology VP
                                                                    ------------

99-(h.2)       Amendment to Administrative Services Agreement
               between Aeltus and AVPI on behalf of Aetna Value
               Opportunity VP, Aetna Growth VP, Aetna Small
               Company VP, Aetna Index Plus Large Cap VP, Aetna
               High Yield VP, Aetna Index Plus Bond VP, Aetna
               Index Plus Mid Cap VP, Aetna Index Plus Small Cap
               VP, Aetna International VP and Aetna Real Estate
               Securities VP
                                                                    ------------

99-(h.3)       Amendment No. 3 to Administrative Services
               Agreement between Aeltus and AVPI on behalf of
               Aetna Technology VP
                                                                    ------------

99-(i)         Opinion and Consent of Counsel
                                                                    ------------

99-(j)         Consent of Independent Auditors
                                                                    ------------

99-(p.1)       Aeltus Code of Ethics
                                                                    ------------

99-(p.2)       Aetna Code of Ethics
                                                                    ------------

99-(p.3)       Aetna Mutual Funds Code of Ethics
                                                                    ------------

99-(p.4)       Elijah Asset Management, LLC Code of Ethics
                                                                    ------------